UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report

March 31, 2013

Columbia Pacific/Asia Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Pacific/Asia Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Pacific/Asia Fund

Table of Contents

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	16
Statement of Changes in Net Assets	17
Financial Highlights	19
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Federal Income Tax Information	34
Trustees and Officers	35
Important Information About This Report	41

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Pacific/Asia Fund

Performance Overview

Performance Summary

>  Columbia Pacific/Asia Fund (the Fund) Class A shares returned 12.74% excluding sales charges for the 12-month period that ended March 31, 2013.

>  The Fund outperformed its benchmarks, the MSCI All Country Asia Pacific Index (Net), which returned 9.95%, and the MSCI EAFE Index (Net), which returned 11.25% for the same 12-month period.

>  Stock selection — most notably in Japan, Singapore, Thailand and Hong Kong — drove the Fund's solid results.

Average Annual Total Returns (%) (for period ended March 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A*	03/31/08
Excluding sales charges		12.74	3.24	10.44
Including sales charges		6.30	2.03	9.79
Class C*	03/31/08
Excluding sales charges		11.88	2.52	9.65
Including sales charges		10.88	2.52	9.65
Class I*	09/27/10	13.17	3.63	10.79
Class R4*	03/19/13	13.09	3.57	10.76
Class W*	06/18/12	12.60	3.32	10.51
Class Z	12/31/92	12.97	3.55	10.75
MSCI All Country Asia Pacific Index (Net)		9.95	1.94	11.02
MSCI EAFE Index (Net)		11.25	-0.89	9.69

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The MSCI All Country Asia Pacific Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance in 13 developed and emerging markets in the Asia Pacific region.

The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013

Columbia Pacific/Asia Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 1, 2003 – March 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Pacific/Asia Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013

Columbia Pacific/Asia Fund

Manager Discussion of Fund Performance

For the 12-month period that ended March 31, 2013, the Fund's Class A shares returned 12.74% excluding sales charges. The Fund outpaced both the MSCI All Country Asia Pacific Index (Net), which returned 9.95%, and the MSCI EAFE Index (Net), which returned 11.25% for the same period. Stock selection drove the Fund's outperformance, with strong results from holdings in Japan, Singapore, Thailand and Hong Kong, as well as in the consumer discretionary and financials sectors. The Fund had less exposure than the MSCI All Country Asia Pacific Index (Net) to the health care sector and to Australia, which hampered performance relative to that benchmark.

Investors Shrug Off Weak Global Growth

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended March 31, 2013. However, the markets in the Pacific/Asia region were more sensitive to changing government leadership and its potential impact on future economic growth. In China, new leader Xi Jingping was elected in November 2012 and took office in March 2013. In Japan, a new government pledged to encourage growth and end deflation, with the Bank of Japan on board for both efforts.

Against this backdrop, investors bid stock prices higher in many places around the world. In the Pacific-Asia region, the best performing equity markets on a local currency basis were the Philippines, Japan, Australia and Indonesia, while South Korea was the region's only market to post a negative return.

Fund Benefited from Revival of Japanese Market

Security selection, based on both quantitative analysis and fundamental research into the strengths and competitiveness of companies, was the primary contributor to the Fund's strong performance, especially in Japan and Singapore. Results in Japan also were strengthened by our decision to reduce exposure to the Japanese currency after Japan's new government announced economic policy changes to spur growth and end deflation. Two Japanese consumer discretionary holdings were among the top performers: Fuji Heavy Industries and Arnest One. Fuji Heavy, the producer of Subaru vehicles, enjoyed strong sales growth in the United States at the same time that foreign earnings became more valuable because of the weakened yen. Arnest One, a homebuilding firm, gained on the news of its planned merger with several other homebuilders. Other leading contributors included Telstra and Bangkok Expressway. Telstra, an Australian telecommunications provider, continued to generate a stable cash flow that supported a high stock dividend. Bangkok Expressway, a toll road operator in Thailand, also attracted investors with its high stock dividend while company earnings grew as the Thai economy expanded. In addition, overweighting the Southeast Asian countries of the Philippines, Singapore, Indonesia and Thailand helped as these economies expanded with growing middle classes, increased young labor forces, healthy household balance sheets and rising infrastructure investments.

Materials Holdings Detracted from Results

Although it benefited the Fund to underweight the materials sector, relative performance was affected by poor results from two materials holdings before we sold them. Both Capro and Iluka Resources were hurt by weakening demand.

Portfolio Management

Daisuke Nomoto, CMA (SAAJ)

Jasmine (Weili) Huang, CFA, CPA
(U.S. and China), CFM

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013

Columbia Pacific/Asia Fund

Manager Discussion of Fund Performance (continued)

Capro is a South Korean company whose primary product is a material used to produce nylon. Iluka Resources is an Australian mining company that produces color pigmentation substances. Relative performance also was held back by an underweight in the outperforming health care sector, where several Japanese pharmaceutical firms did particularly well.

Currency Contracts Supported Results

We normally use forward currency contracts, which are a type of derivative, to keep the Fund's currency positioning consistent with its primary benchmark, the MSCI All Country Asia Pacific Index (Net). Although we followed this strategy in many currencies, late last year we started to reduce exposure to the Japanese yen in light of Japan's new economic policies. This change had a positive effect on results.

Region Retains Long-Term Potential

We would not be surprised if the equity market rally, which began in June 2012, pauses in the short term. While the Pacific-Asian equity markets performed reasonably well in 2013's first quarter, concerns linger over the possible effects of debt problems and economic weakness in Europe and lackluster growth in China and India. Going forward, we will be watching for several developments: signs that Japan is recovering from a long slump; how long it takes for China to regain its momentum; and change in the benign inflationary environment, which has allowed central banks to keep interest rates low.

For the longer term, we currently believe that the Pacific-Asian area has emerged as one of the most important growth drivers of the global economy. Major investments in infrastructure, combined with an expanding middle class, have improved the region's investment prospects. The potential opportunities could be strengthened further if a resurgent Japan joins China and Southeast Asia to become a third major force driving the region's expansion.

Top Ten Holdings (%) (at March 31, 2013)
Samsung Electronics Co., Ltd. (South Korea)	3.9
Toyota Motor Corp. (Japan)	2.9
Australia and New Zealand Banking Group Ltd. (Australia)	2.6
Sumitomo Mitsui Financial Group, Inc. (Japan)	2.4
Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	2.4
Mitsubishi UFJ Financial Group, Inc. (Japan)	2.3
ITOCHU Corp. (Japan)	1.9
Japan Tobacco, Inc. (Japan)	1.9
ORIX Corp. (Japan)	1.8
Westpac Banking Corp. (Australia)	1.7

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Country Breakdown (%) (at March 31, 2013)
Australia	13.5
Cambodia	0.5
China	8.1
Hong Kong	5.3
India	3.1
Indonesia	3.3
Japan	35.5
Philippines	4.6
Singapore	7.8
South Korea	5.0
Taiwan	4.2
Thailand	6.6
United Kingdom	1.1
United States(a)	1.4
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

(a) Includes investments in Money Market Funds.

Annual Report 2013

Columbia Pacific/Asia Fund

Manager Discussion of Fund Performance (continued)

Summary of Investments in Securities by Industry (%) (at March 31, 2013)
Aerospace & Defense	1.2
Auto Components	0.3
Automobiles	6.0
Chemicals	3.1
Commercial Banks	20.0
Computers & Peripherals	1.3
Construction & Engineering	2.0
Construction Materials	1.3
Containers & Packaging	0.9
Diversified Financial Services	3.8
Diversified Telecommunication Services	1.6
Electronic Equipment, Instruments & Components	1.9
Food & Staples Retailing	2.7
Food Products	0.5
Gas Utilities	1.1
Hotels, Restaurants & Leisure	2.8
Household Durables	1.0
Independent Power Producers & Energy Traders	1.4
Industrial Conglomerates	2.0
Insurance	0.6
Internet Software & Services	0.6
Machinery	2.7
Media	2.6
Metals & Mining	1.1
Multiline Retail	0.4
Office Electronics	1.1
Oil, Gas & Consumable Fuels	3.5
Pharmaceuticals	2.9
Real Estate Investment Trusts (REITs)	3.6
Real Estate Management & Development	4.3
Road & Rail	0.7
Semiconductors & Semiconductor Equipment	6.2
Specialty Retail	0.5
Tobacco	2.6
Trading Companies & Distributors	3.7
Transportation Infrastructure	2.5
Water Utilities	1.0
Wireless Telecommunication Services	3.1
Money Market Funds	0.4
Total	99.0

Percentages indicated are based upon net assets. The Fund's portfolio composition is subject to change.

Annual Report 2013

Columbia Pacific/Asia Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2012 – March 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,124.80		1,017.16	8.11		7.70	1.54
Class C	1,000.00	1,000.00	1,122.50		1,013.44	12.05		11.43	2.29
Class I	1,000.00	1,000.00	1,127.80		1,019.49	5.65		5.36	1.07
Class R4	1,000.00	1,000.00	1,019.30	*	1,019.14	0.25	*	5.71	1.14 *
Class W	1,000.00	1,000.00	1,124.90		1,017.11	8.17		7.75	1.55
Class Z	1,000.00	1,000.00	1,126.30		1,018.40	6.80		6.46	1.29

*For the period March 19, 2013 through March 31, 2013. Class R4 shares commenced operations on March 19, 2013.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Annual Report 2013

Columbia Pacific/Asia Fund

Portfolio of Investments

March 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.6%

Issuer	Shares	Value ($)
Australia 13.3%
Amcor Ltd.	296,796	2,875,523
Australia and New Zealand Banking Group Ltd.	263,569	7,860,776
BHP Billiton Ltd.	102,404	3,500,696
Commonwealth Bank of Australia	71,699	5,092,762
Flight Centre Ltd.	79,561	2,793,285
Monadelphous Group Ltd.	70,640	1,676,057
National Australia Bank Ltd.	47,881	1,544,936
Suncorp Group Ltd.	148,870	1,837,297
Telstra Corp., Ltd.	1,034,936	4,866,382
Wesfarmers Ltd.	54,569	2,291,389
Westfield Retail Trust	581,388	1,830,385
Westpac Banking Corp.	161,654	5,202,292
Total		41,371,780
Cambodia 0.5%
NagaCorp Ltd.	1,996,000	1,687,104
China 8.0%
Beijing Enterprises Holdings Ltd.	164,500	1,268,741
China Communications Construction Co., Ltd., Class H	2,950,000	2,754,777
China Mobile Ltd., ADR	59,032	3,136,370
China Petroleum & Chemical Corp., Class H	1,582,000	1,855,220
China Shenhua Energy Co., Ltd., Class H	362,500	1,322,634
China Vanke Co., Ltd., Class B	858,883	1,678,812
CIMC Enric Holdings Ltd.	926,000	1,000,417
CNOOC Ltd.	443,000	851,847
Guangdong Investment Ltd.	3,374,000	2,966,948
Industrial & Commercial Bank of China Ltd., Class H	6,040,100	4,247,987
PetroChina Co., Ltd., Class H	2,824,000	3,718,831
Total		24,802,584
Hong Kong 5.2%
Cheung Kong Holdings Ltd.	112,000	1,659,197
Jardine Matheson Holdings Ltd.	16,679	1,087,566
Link REIT (The)	514,000	2,803,394
Sands China Ltd.	811,200	4,221,032
Television Broadcasts Ltd.	420,000	3,186,136
Wharf Holdings Ltd.	371,000	3,317,913
Total		16,275,238

Common Stocks (continued)

Issuer	Shares	Value ($)
India 3.1%
Asian Paints Ltd.	13,263	1,201,651
HDFC Bank Ltd., ADR	59,947	2,243,217
ICICI Bank Ltd., ADR	48,903	2,097,939
ITC Ltd.	409,888	2,335,290
Tata Motors Ltd.	347,388	1,694,805
Total		9,572,902
Indonesia 3.3%
PT Bank Rakyat Indonesia Persero Tbk	2,693,500	2,434,521
PT Indocement Tunggal Prakarsa Tbk	1,074,000	2,582,317
PT Matahari Department Store Tbk(a)	1,019,000	1,153,486
PT Nippon Indosari Corpindo Tbk	847,500	628,883
PT Perusahaan Gas Negara Persero Tbk	5,507,000	3,379,491
Total		10,178,698
Japan 35.2%
Activia Properties, Inc.	226	2,172,950
Aisin Seiki Co., Ltd.	30,000	1,105,845
Arnest One Corp.	165,200	3,278,383
Astellas Pharma, Inc.	59,900	3,232,616
Canon, Inc.	93,200	3,425,099
Central Japan Railway Co.	20,400	2,155,527
Chiyoda Co., Ltd.	61,500	1,600,278
Daiichikosho Co., Ltd.	115,000	3,124,152
Fuji Heavy Industries Ltd.	285,000	4,520,652
Hino Motors Ltd.	365,000	3,962,717
Hitachi Ltd.	594,000	3,467,782
Hoshizaki Electric Co., Ltd.	61,700	1,807,327
ITOCHU Corp.	480,600	5,905,297
Japan Tobacco, Inc.	177,900	5,690,579
Kakaku.com, Inc.	75,200	1,893,234
Kanamoto Co., Ltd.	70,000	1,519,417
Kinki Sharyo Co., Ltd.	153,000	497,625
Komatsu Ltd.	46,200	1,104,978
Lawson, Inc.	38,700	2,971,452
Mitsubishi Estate Co., Ltd.	87,000	2,464,483
Mitsubishi UFJ Financial Group, Inc.	1,168,700	7,051,043
Mitsui & Co., Ltd.	166,500	2,347,330
MonotaRO Co., Ltd	36,200	1,770,819
Nippon Prologis REIT, Inc.(a)	108	1,175,971

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2013

Common Stocks (continued)

Issuer	Shares	Value ($)
Nitto Denko Corp.	70,900	4,269,050
ORIX Corp.	427,100	5,453,199
Otsuka Holdings Co., Ltd.	52,900	1,836,130
Shin-Etsu Chemical Co., Ltd.	62,400	4,138,538
SoftBank Corp.	34,800	1,603,298
Sumitomo Mitsui Financial Group, Inc.	181,900	7,462,424
Takeda Pharmaceutical Co., Ltd.	72,100	3,949,837
Totetsu Kogyo Co., Ltd	109,600	1,803,248
Toyota Motor Corp.	171,600	8,848,687
Tsuruha Holdings, Inc.	17,700	1,728,898
Total		109,338,865
Philippines 4.5%
Aboitiz Power Corp.	2,904,600	2,633,428
Ayala Land, Inc.	1,980,100	1,589,883
Energy Development Corp.	11,429,400	1,806,786
GT Capital Holdings, Inc.	173,800	3,117,285
International Container Terminal Services, Inc.	522,140	1,177,613
Metropolitan Bank & Trust	308,740	885,152
Security Bank Corp.	623,440	2,781,600
Total		13,991,747
Singapore 7.7%
CapitaCommercial Trust	857,000	1,097,618
DBS Group Holdings Ltd.	290,000	3,753,418
Hutchison Port Holdings Trust	4,288,000	3,658,599
Keppel Corp., Ltd.	419,000	3,795,558
Mapletree Logistics Trust	2,080,000	2,039,040
Singapore Technologies Engineering Ltd.	1,088,000	3,790,399
Super Group Ltd.	309,000	971,581
Venture Corp., Ltd.	333,000	2,326,845
Wing Tai Holdings Ltd.	1,622,000	2,494,354
Total		23,927,412
South Korea 5.0%
Hyundai Motor Co.	17,860	3,610,308
Samsung Electronics Co., Ltd.	8,681	11,832,467
Total		15,442,775
Taiwan 4.1%
Asustek Computer, Inc.	211,000	2,521,224
Far EasTone Telecommunications Co., Ltd.	606,000	1,374,343

Common Stocks (continued)

Issuer	Shares	Value ($)
Gigabyte Technology Co., Ltd.	1,702,000	1,547,073
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	426,383	7,329,524
Total		12,772,164
Thailand 6.6%
Advanced Information Service PCL, Foreign Registered Shares	448,200	3,620,996
Bangkok Bank PCL, Foreign Registered Shares	549,800	4,256,916
Bangkok Expressway PCL, Foreign Registered Shares	2,086,400	2,838,342
BEC World PCL, Foreign Registered Shares	744,200	1,630,946
CP ALL PCL, Foreign Registered Shares	816,400	1,277,425
Kasikornbank PCL, Foreign Registered Shares	254,300	1,820,727
PTT PCL, Foreign Registered Shares	302,330	3,353,727
Siam Cement PCL, Foreign Registered Shares	98,800	1,637,329
Total		20,436,408
United Kingdom 1.1%
HSBC Holdings PLC, ADR	62,652	3,341,858
Total Common Stocks (Cost: $242,783,310)		303,139,535

Exchange-Traded Funds 1.0%

iShares MSCI Pacific ex-Japan Index Fund	62,217	3,092,185
Total Exchange-Traded Funds (Cost: $3,060,738)		3,092,185

Money Market Funds 0.4%

Columbia Short-Term Cash Fund, 0.132%(b)(c)	1,206,677	1,206,677
Total Money Market Funds (Cost: $1,206,677)		1,206,677
Total Investments (Cost: $247,050,725)		307,438,397

Other Assets & Liabilities, Net	3,101,333
Net Assets	310,539,730

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2013

Investments in Derivatives

Forward Foreign Currency Exchange Contracts Open at March 31, 2013

Counterparty	Exchange Date	Currency to be Delivered	Currency to be Received	Unrealized Appreciation ($)	Unrealized Depreciation ($)
Morgan Stanley & Co.	April 30, 2013	2,042,000 (GBP)	3,080,439 (USD)	—	(21,803)
Morgan Stanley & Co.	April 30, 2013	35,863,655,000 (IDR)	3,678,135 (USD)	7,777	—
Morgan Stanley & Co.	April 30, 2013	485,988,000 (JPY)	5,122,719 (USD)	—	(40,891)
Morgan Stanley & Co.	April 30, 2013	272,605,000 (PHP)	6,681,495 (USD)	2,401	—
Morgan Stanley & Co.	April 30, 2013	12,702,000 (SGD)	10,191,602 (USD)	—	(49,749)
Morgan Stanley & Co.	April 30, 2013	8,925,000 (THB)	305,128 (USD)	903	—
Morgan Stanley & Co.	April 30, 2013	209,113,000 (THB)	7,008,208 (USD)	—	(119,804)
Morgan Stanley & Co.	April 30, 2013	10,612,534 (USD)	10,375,000 (AUD)	166,832	—
Morgan Stanley & Co.	April 30, 2013	618,951 (USD)	34,098,000 (INR)	2,508	—
Morgan Stanley & Co.	April 30, 2013	10,381,816 (USD)	11,316,179,000 (KRW)	—	(235,990)
Morgan Stanley & Co.	April 30, 2013	6,161,360 (USD)	19,176,000 (MYR)	38,166	—
Morgan Stanley & Co.	April 30, 2013	614,305 (USD)	743,000 (NZD)	6,205	—
Morgan Stanley & Co.	April 30, 2013	3,072,843 (USD)	90,907,000 (TWD)	—	(28,691)
Total				224,792	(496,928)

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at March 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	1,410,266	115,897,640	(116,101,229)	1,206,677	4,111	1,206,677

Abbreviation Legend

ADR American Depositary Receipt

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2013

Currency Legend

AUD   Australian Dollar

GBP   British Pound

IDR   Indonesian Rupiah

INR   Indian Rupee

JPY   Japanese Yen

KRW   Korean Won

MYR   Malaysia Ringgits

NZD   New Zealand Dollar

PHP   Philippine Peso

SGD   Singapore Dollar

THB   Thailand Baht

TWD   Taiwan Dollar

USD  US Dollar

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements — Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2013

Fair Value Measurements (continued)

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	—	42,455,101	—	42,455,101
Consumer Staples	—	17,895,497	—	17,895,497
Energy	—	11,102,259	—	11,102,259
Financials	7,683,013	89,126,334	—	96,809,347
Health Care	—	9,018,582	—	9,018,582
Industrials	—	45,922,354	—	45,922,354
Information Technology	7,329,524	27,013,725	—	34,343,249
Materials	—	20,205,104	—	20,205,104
Telecommunication Services	3,136,370	11,465,019	—	14,601,389
Utilities	—	10,786,653	—	10,786,653
Exchange-Traded Funds	3,092,185	—	—	3,092,185
Total Equity Securities	21,241,092	284,990,628	—	306,231,720
Other
Money Market Funds	1,206,677	—	—	1,206,677
Total Other	1,206,677	—	—	1,206,677
Investments in Securities	22,447,769	284,990,628	—	307,438,397
Derivatives
Assets
Forward Foreign Currency Exchange Contracts	—	224,792	—	224,792
Liabilities
Forward Foreign Currency Exchange Contracts	—	(496,928)	—	(496,928)
Total	22,447,769	284,718,492	—	307,166,261

See the Portfolio of Investments for all investment classifications not indicated in the table.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Portfolio of Investments (continued)

March 31, 2013

Fair Value Measurements (continued)

The Fund's assets assigned to the Level 2 input category are generally valued using the market approach, in which a security's value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The models utilized by the third party statistical pricing service take into account a security's correlation to available market data including, but not limited to, intraday index, ADR, and ETF movements.

There were no transfers of financial assets between Levels 1 and 2 during the period.

Derivative instruments are valued at unrealized appreciation (depreciation).

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Statement of Assets and Liabilities

March 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $245,844,048)	$306,231,720
Affiliated issuers (identified cost $1,206,677)	1,206,677
Total investments (identified cost $247,050,725)	307,438,397
Cash	62,177
Unrealized appreciation on forward foreign currency exchange contracts	224,792
Receivable for:
Investments sold	6,576,091
Capital shares sold	193,012
Dividends	1,642,780
Reclaims	22,316
Prepaid expenses	1,333
Trustees' deferred compensation plan	13,296
Total assets	316,174,194
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	496,928
Payable for:
Investments purchased	4,943,368
Capital shares purchased	92,472
Investment management fees	7,413
Distribution and/or service fees	34
Transfer agent fees	8,191
Administration fees	682
Compensation of board members	456
Chief compliance officer expenses	61
Expense reimbursement due to Investment Manager	4
Other expenses	71,559
Trustees' deferred compensation plan	13,296
Total liabilities	5,634,464
Net assets applicable to outstanding capital stock	$310,539,730
Represented by
Paid-in capital	$285,687,401
Excess of distributions over net investment income	(790,510)
Accumulated net realized loss	(34,461,680)
Unrealized appreciation (depreciation) on:
Investments	60,387,672
Foreign currency translations	(11,017)
Forward foreign currency exchange contracts	(272,136)
Total — representing net assets applicable to outstanding capital stock	$310,539,730

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Statement of Assets and Liabilities (continued)

March 31, 2013

Class A
Net assets	$2,924,021
Shares outstanding	327,465
Net asset value per share	$8.93
Maximum offering price per share(a)	$9.47
Class C
Net assets	$511,647
Shares outstanding	57,701
Net asset value per share	$8.87
Class I
Net assets	$256,085,960
Shares outstanding	28,585,263
Net asset value per share	$8.96
Class R4
Net assets	$2,547
Shares outstanding	284
Net asset value per share(b)	$8.98
Class W
Net assets	$2,955
Shares outstanding	331
Net asset value per share(b)	$8.92
Class Z
Net assets	$51,012,600
Shares outstanding	5,691,028
Net asset value per share	$8.96

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Statement of Operations

Year Ended March 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$9,273,043
Dividends — affiliated issuers	4,111
Foreign taxes withheld	(584,451)
Total income	8,692,703
Expenses:
Investment management fees	2,513,389
Distribution and/or service fees
Class A	4,280
Class C	3,169
Class W(a)	5
Transfer agent fees
Class A	3,501
Class C	646
Class W(a)	4
Class Z	68,242
Administration fees	231,116
Compensation of board members	24,526
Custodian fees	113,312
Printing and postage fees	47,188
Registration fees	107,988
Professional fees	51,012
Chief compliance officer expenses	141
Other	17,179
Total expenses	3,185,698
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(162)
Expense reductions	(784)
Total net expenses	3,184,752
Net investment income	5,507,951
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	(2,100,138)
Foreign currency translations	(356,487)
Forward foreign currency exchange contracts	(1,306,192)
Net realized loss	(3,762,817)
Net change in unrealized appreciation (depreciation) on:
Investments	33,685,437
Foreign currency translations	54
Forward foreign currency exchange contracts	281,844
Foreign capital gains tax	348,609
Net change in unrealized appreciation (depreciation)	34,315,944
Net realized and unrealized gain	30,553,127
Net increase in net assets resulting from operations	$36,061,078

(a) Class W shares are for the period from June 18, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Statement of Changes in Net Assets

	Year Ended March 31, 2013(a)	Year Ended March 31, 2012
Operations
Net investment income	$5,507,951	$3,430,558
Net realized loss	(3,762,817)	(10,726,720)
Net change in unrealized appreciation (depreciation)	34,315,944	16,566,596
Net increase in net assets resulting from operations	36,061,078	9,270,434
Distributions to shareholders
Net investment income
Class A	(47,494)	(18,637)
Class C	(4,266)	(379)
Class I	(6,224,357)	(2,534,647)
Class W	(57)	—
Class Z	(942,174)	(331,396)
Total distributions to shareholders	(7,218,348)	(2,885,059)
Increase (decrease) in net assets from capital stock activity	(3,410,856)	177,577,624
Proceeds from regulatory settlements (Note 6)	—	51,358
Total increase in net assets	25,431,874	184,014,357
Net assets at beginning of year	285,107,856	101,093,499
Net assets at end of year	$310,539,730	$285,107,856
Undistributed (excess of distributions over) net investment income	$(790,510)	$1,463,800

(a) Class W shares are for the period from June 18, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Statement of Changes in Net Assets (continued)

	Year Ended March 31, 2013(a)(b)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	340,888	2,879,245	125,767	1,023,075
Distributions reinvested	5,777	47,070	1,941	15,520
Redemptions	(226,144)	(1,892,711)	(83,500)	(681,547)
Net increase	120,521	1,033,604	44,208	357,048
Class C shares
Subscriptions	34,416	292,274	29,649	239,371
Distributions reinvested	532	4,266	46	379
Redemptions	(14,604)	(121,033)	(3,837)	(29,485)
Net increase	20,344	175,507	25,858	210,265
Class I shares
Subscriptions	4,823,597	38,673,731	27,404,955	211,361,997
Distributions reinvested	771,566	6,224,291	335,144	2,534,598
Redemptions	(9,009,724)	(72,306,247)	(5,081,849)	(41,181,341)
Net increase (decrease)	(3,414,561)	(27,408,225)	22,658,250	172,715,254
Class R4 shares
Subscriptions	284	2,500	—	—
Net increase	284	2,500	—	—
Class W shares
Subscriptions	331	2,500	—	—
Net increase	331	2,500	—	—
Class Z shares
Subscriptions	3,658,476	29,740,294	1,486,138	10,958,874
Distributions reinvested	95,578	786,323	24,699	192,194
Redemptions	(939,504)	(7,743,359)	(858,770)	(6,856,011)
Net increase	2,814,550	22,783,258	652,067	4,295,057
Total net increase (decrease)	(458,531)	(3,410,856)	23,380,383	177,577,624

(a) Class R4 shares are for the period from March 19, 2013 (commencement of operations) to March 31, 2013.

(b) Class W shares are for the period from June 18, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended March 31,
Class A	2013		2012		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.09		$8.56		$7.64		$4.82	$9.42
Income from investment operations:
Net investment income	0.13		0.13		0.08		0.04	0.11
Net realized and unrealized gain (loss)	0.88		(0.50	)(a)	0.98		2.78	(3.35)
Total from investment operations	1.01		(0.37)		1.06		2.82	(3.24)
Less distributions to shareholders:
Net investment income	(0.17)		(0.10)		(0.14)		(0.02)	(0.04)
Net realized gains	—		—		—		—	(1.32)
Total distributions to shareholders	(0.17)		(0.10)		(0.14)		(0.02)	(1.36)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.02	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00 (b)	0.00	(b)
Net asset value, end of period	$8.93		$8.09		$8.56		$7.64	$4.82
Total return	12.74%		(4.28%)		14.26%		59.07%	(40.21%)
Ratios to average net assets(c)(d)
Total gross expenses	1.53%		1.60%		1.88	%(e)	2.18%	2.02	%(f)
Total net expenses(g)	1.52	%(h)	1.60	%(h)	1.65	%(e)	1.73%	1.91	%(f)(h)
Net investment income	1.56%		1.64%		1.01%		0.64%	1.94%
Supplemental data
Net assets, end of period (in thousands)	$2,924		$1,675		$1,394		$814	$175
Portfolio turnover	78%		94%		63%		98%	111%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01% for the year ended March 31, 2009.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Financial Highlights (continued)

	Year Ended March 31,
Class C	2013		2012		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.04		$8.47		$7.56		$4.78	$9.42
Income from investment operations:
Net investment income (loss)	0.07		0.07		0.00	(a)	(0.01)	0.04
Net realized and unrealized gain (loss)	0.87		(0.49	)(b)	1.00		2.77	(3.32)
Total from investment operations	0.94		(0.42)		1.00		2.76	(3.28)
Less distributions to shareholders:
Net investment income	(0.11)		(0.01)		(0.09)		—	(0.04)
Net realized gains	—		—		—		—	(1.32)
Total distributions to shareholders	(0.11)		(0.01)		(0.09)		—	(1.36)
Proceeds from regulatory settlements	—		0.00	(a)	—		0.02	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00 (a)	0.00	(a)
Net asset value, end of period	$8.87		$8.04		$8.47		$7.56	$4.78
Total return	11.88%		(4.91%)		13.46%		58.16%	(40.69%)
Ratios to average net assets(c)(d)
Total gross expenses	2.28%		2.32%		2.69	%(e)	2.93%	2.77	%(f)
Total net expenses(g)	2.27	%(h)	2.32	%(h)	2.40	%(e)	2.48%	2.66	%(f)(h)
Net investment income (loss)	0.93%		0.92%		(0.01%)		(0.09%)	0.87%
Supplemental data
Net assets, end of period (in thousands)	$512		$300		$97		$359	$238
Portfolio turnover	78%		94%		63%		98%	111%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01% for the year ended March 31, 2009.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Financial Highlights (continued)

	Year Ended March 31,
Class I	2013	2012		2011(a)
Per share data
Net asset value, beginning of period	$8.12	$8.61		$7.89
Income from investment operations:
Net investment income	0.16	0.16		0.08
Net realized and unrealized gain (loss)	0.89	(0.49	)(b)	0.64
Total from investment operations	1.05	(0.33)		0.72
Less distributions to shareholders:
Net investment income	(0.21)	(0.16)		—
Total distributions to shareholders	(0.21)	(0.16)		—
Proceeds from regulatory settlements	—	0.00	(c)	—
Net asset value, end of period	$8.96	$8.12		$8.61
Total return	13.17%	(3.83%)		9.13%
Ratios to average net assets(d)(e)
Total gross expenses	1.07%	1.17%		1.39	%(f)(g)
Total net expenses(h)	1.07%	1.17%		1.34	%(f)(g)
Net investment income	1.96%	1.99%		1.76	%(g)
Supplemental data
Net assets, end of period (in thousands)	$256,086	$259,769		$80,449
Portfolio turnover	78%	94%		63%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(c)  Rounds to zero.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  Certain line items from prior years have been reclassified to conform to the current presentation.

(f)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(g)  Annualized.

(h)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Financial Highlights (continued)

Class R4	Year Ended March 31, 2013(a)
Per share data
Net asset value, beginning of period	$8.81
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	0.14
Total from investment operations	0.17
Net asset value, end of period	$8.98
Total return	1.93%
Ratios to average net assets(b)
Total gross expenses	1.63	%(c)
Total net expenses(d)	1.14	%(c)
Net investment income	1.61	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	78%

Notes to Financial Highlights

(a)  For the period from March 19, 2013 (commencement of operations) to March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Financial Highlights (continued)

Class W	Year Ended March 31, 2013(a)
Net asset value, beginning of period	$7.55
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain	1.46
Total from investment operations	1.54
Less distributions to shareholders:
Net investment income	(0.17)
Total distributions to shareholders	(0.17)
Net asset value, end of period	$8.92
Total return	20.67%
Ratios to average net assets(b)
Total gross expenses	1.54	%(c)
Total net expenses(d)	1.54	%(c)(e)
Net investment income	1.31	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	78%

Notes to Financial Highlights

(a)  For the period from June 18, 2012 (commencement of operations) to March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(e)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Financial Highlights (continued)

	Year Ended March 31,
Class Z	2013		2012		2011		2010	2009
Per share data
Net asset value, beginning of period	$8.12		$8.61		$7.69		$4.83	$9.42
Income from investment operations:
Net investment income	0.12		0.14		0.09		0.07	0.10
Net realized and unrealized gain (loss)	0.91		(0.49	)(a)	0.99		2.81	(3.33)
Total from investment operations	1.03		(0.35)		1.08		2.88	(3.23)
Less distributions to shareholders:
Net investment income	(0.19)		(0.14)		(0.16)		(0.04)	(0.04)
Net realized gains	—		—		—		—	(1.32)
Total distributions to shareholders	(0.19)		(0.14)		(0.16)		(0.04)	(1.36)
Proceeds from regulatory settlements	—		0.00	(b)	—		0.02	—
Redemption fees:
Redemption fees added to paid-in capital	—		—		—		0.00 (b)	0.00	(b)
Net asset value, end of period	$8.96		$8.12		$8.61		$7.69	$4.83
Total return	12.97%		(4.04%)		14.44%		60.22%	(40.10%)
Ratios to average net assets(c)(d)
Total gross expenses	1.28%		1.35%		1.66	%(e)	1.93%	1.77	%(f)
Total net expenses(g)	1.28	%(h)	1.35%		1.40	%(e)	1.48%	1.66	%(f)(h)
Net investment income	1.47%		1.80%		1.22%		1.02%	1.33%
Supplemental data
Net assets, end of period (in thousands)	$51,013		$23,363		$19,154		$30,529	$24,521
Portfolio turnover	78%		94%		63%		98%	111%

Notes to Financial Highlights

(a)  Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuations in the market value of the portfolio.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Ratios include line of credit interest expense. If line of credit interest expense had been excluded, expenses would have been lower by 0.01% for the year ended March 31, 2009.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013

Columbia Pacific/Asia Fund

Notes to Financial Statements

March 31, 2013

Note 1. Organization

Columbia Pacific/Asia Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R4, Class W and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on March 19, 2013.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs. Class W shares commenced operations on June 18, 2012.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board of Trustees (the Board), including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

Investments for which market quotations are not readily available, or that have quotations which management believes

Annual Report 2013

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2013

are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Foreign Currency Transactions and Translations

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. These contracts are intended to be used to minimize the exposure to foreign exchange rate fluctuations during the period between the trade and settlement dates of the contract. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund's securities and to shift investment exposure from one currency to another.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. The Fund will record a realized gain or loss when the forward foreign currency exchange contract expires or is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Annual Report 2013

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2013

The following table is a summary of the fair value of derivative instruments at March 31, 2013:

	Asset Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	224,792
	Liability Derivatives
Risk Exposure Category	Statement of Assets and Liabilities Location	Fair Value ($)
Foreign exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	496,928

The effect of derivative instruments in the Statement of Operations for the year ended March 31, 2013:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	(1,306,192)
Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Forward Foreign Currency Exchange Contracts ($)
Foreign exchange contracts	281,844

The following table is a summary of the volume of derivative instruments for the year ended March 31, 2013:

Derivative Instrument	Contracts Opened
Forward foreign currency exchange contracts	163

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

The Fund may receive distributions from holdings in business development companies (BDCs), exchange traded funds (ETFs) and real estate investment trusts (REITs), which report information on the character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on estimates made by the Fund's management if actual information has not yet been reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. Management's estimates are subsequently adjusted when the actual character of the distributions is disclosed by the BDCs, ETFs and REITs, which could result in a proportionate change in return of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized

Annual Report 2013

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2013

gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.87% to 0.66% as the Fund's net assets increase. The annualized effective investment management fee rate for the year ended March 31, 2013 was 0.87% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.06% as the Fund's net assets increase. The annualized effective administration fee rate for the year ended March 31, 2013 was 0.08% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to

Annual Report 2013

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2013

reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees.

For the year ended March 31, 2013, the Fund's annualized effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class C	0.20
Class W	0.18
Class Z	0.20

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2013, these minimum account balance fees reduced total expenses by $784.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% and 0.25% of the average daily net assets attributable to Class C and Class W shares, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $2,828 for Class A shares for the year ended March 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective August 1, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.54%
Class C	2.29
Class I	1.13
Class R4*	1.29
Class W	1.54
Class Z	1.29

*Annual rate is contractual from March 19, 2013 (the commencement of operations of Class R4 shares) through February 28, 2014.

Prior to August 1, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.79%
Class C	2.54
Class I	1.48
Class W	1.79
Class Z	1.54

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage

Annual Report 2013

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2013

commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sales losses, Trustees' deferred compensation, foreign currency transactions, passive foreign investment company (PFIC) holdings, post-October capital losses and derivative investments. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$(543,913)
Accumulated net realized loss	1,810,257
Paid-in capital	(1,266,344)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended March 31,	2013	2012
Ordinary income	$7,218,348	$2,885,059

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,212,610
Accumulated realized loss	(33,115,778)
Unrealized appreciation	54,921,340

At March 31, 2013, the cost of investments for federal income tax purposes was $252,517,057 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$56,736,826
Unrealized depreciation	(1,815,486)
Net unrealized appreciation	$54,921,340

The following capital loss carryforward, determined at March 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2017	$9,165,902
2018	9,726,053
2019	790,415
Unlimited short-term	12,500,179
Total	$32,182,549

Unlimited capital loss carryforwards are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2013, the Fund will elect to treat post-October capital losses of $933,229 as arising on April 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $227,033,724 and $235,041,204, respectively, for the year ended March 31, 2013.

Annual Report 2013

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2013

Note 6. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $51,358 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 7. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 8. Shareholder Concentration

At March 31, 2013, affiliated shareholder accounts owned 91.6% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the year ended March 31, 2013.

Note 10. Significant Risks

Foreign Securities Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S.

securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with

Annual Report 2013

Columbia Pacific/Asia Fund

Notes to Financial Statements (continued)

March 31, 2013

the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013

Columbia Pacific/Asia Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Pacific/Asia Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Pacific/Asia Fund (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 22, 2013

Annual Report 2013

Columbia Pacific/Asia Fund

Federal Income Tax Information

(Unaudited)

The Fund hereby designates the following tax attributes for the fiscal year ended March 31, 2013. Shareholders will be notified in early 2014 of the amounts for use in preparing 2013 income tax returns.

Tax Designations:

Qualified Dividend Income	80.10%
Foreign Taxes Paid	$561,842
Foreign Source Income	$9,134,576

Qualified Dividend Income. For taxable, non-corporate shareholders, the percentage of ordinary income dividends paid during the fiscal year that represents qualified dividend income subject to reduced tax rates under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Foreign Taxes. The Fund makes the election to pass through to shareholders the foreign taxes paid. These taxes, and the corresponding foreign source income, are provided.

Annual Report 2013

Columbia Pacific/Asia Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013

Columbia Pacific/Asia Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Director or Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 183; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2013

Columbia Pacific/Asia Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.

Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)

Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

Annual Report 2013

This page intentionally left blank.

Annual Report 2013

This page intentionally left blank.

Annual Report 2013

This page intentionally left blank.

Annual Report 2013

Columbia Pacific/Asia Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013

Columbia Pacific/Asia Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN209_03_C01_(05/13)

Annual Report

March 31, 2013

Columbia Select Large Cap Growth Fund

Not FDIC insured • No bank guarantee • May lose value

Columbia Select Large Cap Growth Fund

President's Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund's summary prospectus will include the following key information:

>  Investment objective

>  Fee and expense table

>  Portfolio turnover rate information

>  Principal investment strategies, principal risks and performance information

>  Management information

>  Purchase and sale information

>  Tax information

>  Financial intermediary compensation information

Each fund's statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation's largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today's opportunities and anticipate tomorrow's. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>  The Columbia Management Perspectives blog, featuring timely posts by our investment teams

>  Detailed up-to-date fund performance and portfolio information

>  Economic analysis and market commentary

>  Quarterly fund commentaries

>  Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton
President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Select Large Cap Growth Fund

Table of Contents

Performance Overview	2
Manager Discussion of Fund Performance	4
Understanding Your Fund's Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	13
Statement of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	32
Trustees and Officers	33
Important Information About This Report	37

Fund Investment Manager

Columbia Management Investment
Advisers, LLC
225 Franklin Street
Boston, MA 02110

Fund Distributor

Columbia Management Investment
Distributors, Inc.
225 Franklin Street
Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment
Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Select Large Cap Growth Fund

Performance Overview

Performance Summary

>  Columbia Select Large Cap Growth Fund (the Fund) Class A shares returned 6.65% excluding sales charges for the 12-month period that ended March 31, 2013.

>  The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 10.09% for the same 12-month period.

>  Stock selection generally accounted for the Fund's shortfall relative to the index during the period.

Average Annual Total Returns (%) (for period ended March 31, 2013)

	Inception	1 Year	5 Years	10 Years
Class A*	09/28/07
Excluding sales charges		6.65	6.48	10.20
Including sales charges		0.53	5.22	9.56
Class C*	09/28/07
Excluding sales charges		5.87	5.68	9.38
Including sales charges		4.87	5.68	9.38
Class I*	09/27/10	7.19	6.86	10.52
Class R*	12/31/04	6.49	6.23	9.90
Class R4*	11/08/12	6.99	6.77	10.47
Class R5*	11/08/12	6.99	6.77	10.47
Class W*	09/27/10	6.65	6.47	10.18
Class Y*	11/08/12	7.05	6.78	10.48
Class Z	10/01/97	6.93	6.75	10.47
Russell 1000 Growth Index		10.09	7.30	8.62

Returns for Class A are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C are shown with and without the applicable contingent deferred sales charge (CDSC) of 1.00% in the first year only. The Fund's other classes are not subject to sales charges and have limited eligibility. Please see the Fund's prospectuses for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund's oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiamanagement.com/mutual-funds/appended-performance for more information.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

Annual Report 2013
2

Columbia Select Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 1, 2003 – March 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013
3

Columbia Select Large Cap Growth Fund

Manager Discussion of Fund Performance

For the 12-month period that ended March 31, 2013, the Fund's Class A shares returned 6.65% excluding sales charges. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 10.09% for the same 12-month period. Stock selection generally accounted for the Fund's shortfall relative to the index.

Investors Shrug Off Sluggish Economic Growth

Europe's general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended March 31, 2013. In March, across-the-board budget cuts (the sequester) began to weigh on consumer confidence, even though the sequester had no material impact on the economy during the period. U.S. economic growth expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Meanwhile, much of Europe was mired in recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan's economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies forged ahead, although mostly at a slower pace, including China.

Against this backdrop, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. Small- and mid-cap stocks outperformed large-cap stocks, and value solidly outperformed growth across all capitalization ranges.

Mixed Results from Stock Selection

The Fund had a number of notable outperformers as some of the firms represented in the portfolio continued to deliver impressive earnings and revenue growth in spite of a challenging economic backdrop. That said, not all the Fund's positions worked as we had hoped and a handful of names unfortunately held back what could have been a very good year.

In health care, the portfolio had positions in a number of companies that continued to benefit from strong product cycles and favorable demographics. Positions in diabetes pharmaceutical manufacturer Novo Nordisk, along with biotechnology firms Biogen Idec, a leader in multiple sclerosis treatments; Gilead Sciences, a provider of HIV and hepatitis treatments; and Celgene, a leader in treating blood cancers such as multiple myeloma, generated returns that exceeded the benchmark's results. We purchased Gilead Sciences on the belief that the firm offers strong growth potential based on its dominance in the HIV market. It also has a strong pipeline of hepatitis C compounds, which we believe will be available in the next couple of years. Meanwhile, Biogen Idec benefited from FDA approval of a new drug that helps control hard-to-treat forms of multiple sclerosis.

Even with a sluggish economy and elevated levels of unemployment persisting consumers continue to open their wallets for the right products at the right prices. We continued to invest in firms that deliver affordable luxury and offer goods and services that allow shoppers to stretch their dollar. Positions in Amazon and Michael Kors capitalized on these themes and contributed to overall results,

Portfolio Management

Thomas Galvin, CFA

Todd Herget

Richard Carter

Morningstar Style BoxTM

The Morningstar Style BoxTM is based on a fund's portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Annual Report 2013
4

Columbia Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

posting double-digit returns. Amazon, the dominant player in ecommerce continued to appeal to value-oriented consumers at the expense of traditional brick and mortar retailers. High-end consumers have been resilient, as they have seen their investments and home values recover. These shoppers have continued to feed their spending appetite in lower cost luxury items such as fashionable apparel and accessories, which Michael Kors provides.

Salesforce.com, a cloud computing and customer relationship management software provider and global payment processor Visa were relative outperformers in information technology. Salesforce.com handily exceeded expectations throughout the course of the year and demonstrated exceptional billings growth, as companies continued to seek out its software to increase productivity. Visa advanced as the company continued to benefit from the shift away from cash and checks to electronic payments. The Fund also did well to avoid a major technology leader that stumbled during the period.

Not all of our stock choices in the technology and consumer sectors were beneficial. China-based Internet search provider Baidu declined on concerns of sluggishness in China and the potential for increased competition. Within the communications equipment industry, Juniper Networks, a manufacturer of network infrastructure hardware, and performance optimizer F5 Networks declined and were sold.

Chipotle Mexican Grill and Green Mountain Coffee Roasters were notable detractors and accounted for the majority of Fund's underperformance relative to the index in consumer discretionary and consumer staples, respectively. We sold the position in Green Mountain Coffee Roasters as the company announced disappointing second quarter 2012 results and management forecasted reduced demand. Chipotle came under pressure as the company posted disappointing store sales growth. We decided to exit the position in response to the news as the company's growth story appears to be maturing more quickly than anticipated.

Apparel firm lululemon athletica came under fire after a quality control issue led to an undesirable sheerness of its leading selling yoga pants, which would require a costly recall. Given this news, and our increasing belief that the company's double-digit growth could potentially decline in the near future, we took the opportunity to exit the position, which had been in the portfolio since early 2010 and had tripled in price over that period. Fossil, another apparel firm, also underperformed and was sold from the Fund.

Portfolio Additions

During the period, we purchased Facebook and LinkedIn. We believe Facebook's unparalleled global network of connected users and ad targeting capabilities are well positioned to grow its market share of the $600 billion global advertising market. LinkedIn is the world's largest professional platform on the Internet and has increased members to over 160 million during the last year. We believe that LinkedIn offers a unique opportunity in the space because of how its "Hiring Solutions" business differentiates it from other social networking peers. We also used the proceeds from the sale of lululemon to purchase TJX Companies, which we believe is an attractive growth firm with superior inventory management.

Top Ten Holdings (%) (at March 31, 2013)
Celgene Corp.	4.9
Gilead Sciences, Inc.	4.9
FMC Technologies, Inc.	4.8
Michael Kors Holdings Ltd.	4.3
Alexion Pharmaceuticals, Inc.	4.1
QUALCOMM, Inc.	4.0
Amazon.com, Inc.	3.8
Edwards Lifesciences Corp.	3.7
Las Vegas Sands Corp.	3.6
priceline.com, Inc.	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Portfolio Breakdown (%) (at March 31, 2013)
Common Stocks	99.3
Consumer Discretionary	21.5
Consumer Staples	2.8
Energy	7.7
Financials	3.0
Health Care	25.8
Industrials	5.4
Information Technology	30.1
Materials	3.0
Money Market Funds	0.7
Total	100.0

Percentages indicated are based upon total investments. The Fund's portfolio composition is subject to change.

Annual Report 2013
5

Columbia Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

Looking Ahead

At present, we plan to continue to focus on the front end of the economy, especially in consumer areas, while de-emphasizing the capital spending or back end of the economy, where pricing power is absent and operating leverage is limited. In health care, our current focus is on companies that we believe are the beneficiaries of aging demographics, which is driving high unit growth as the result of greater consumption of drugs and services.

Our strategy is to focus on approximately 25 to 30 high-quality, high-growth companies. We select firms that we believe have a distinct competitive advantage, such as innovation and product cycle-led growth, or a low cost manufacturing advantage that allows them to capture market share in industries that are obtaining a greater share of gross domestic product. Often demographics and productivity enablers provide the tailwinds of growth for these firms.

Annual Report 2013
6

Columbia Select Large Cap Growth Fund

Understanding Your Fund's Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Fund's actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Fund's actual return) and then applies the Fund's actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2012 – March 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)			Expenses Paid During the Period ($)			Fund's Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual		Hypothetical	Actual		Hypothetical	Actual
Class A	1,000.00	1,000.00	1,100.40		1,019.24	5.83		5.61	1.12
Class C	1,000.00	1,000.00	1,096.00		1,015.57	9.67		9.30	1.86
Class I	1,000.00	1,000.00	1,103.10		1,021.47	3.49		3.36	0.67
Class R	1,000.00	1,000.00	1,099.80		1,018.05	7.08		6.80	1.36
Class R4	1,000.00	1,000.00	1,194.10	*	1,020.73	3.43	*	4.11	0.82	*
Class R5	1,000.00	1,000.00	1,194.10	*	1,021.37	2.88	*	3.46	0.69	*
Class W	1,000.00	1,000.00	1,100.40		1,019.29	5.78		5.56	1.11
Class Y	1,000.00	1,000.00	1,194.70	*	1,021.57	2.72	*	3.26	0.65	*
Class Z	1,000.00	1,000.00	1,102.10		1,020.48	4.53		4.36	0.87

*For the period November 8, 2012 through March 31, 2013. Class R4, Class R5 and Class Y shares commenced operations on November 8, 2012.

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Annual Report 2013
7

Columbia Select Large Cap Growth Fund

Portfolio of Investments

March 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 99.1%

Issuer	Shares	Value ($)
Consumer Discretionary 21.4%
Hotels, Restaurants & Leisure 6.7%
Las Vegas Sands Corp.	3,297,424	185,809,842
Yum! Brands, Inc.	2,234,188	160,727,485
Total		346,537,327
Internet & Catalog Retail 7.2%
Amazon.com, Inc.(a)	722,241	192,470,004
priceline.com, Inc.(a)	264,548	181,990,506
Total		374,460,510
Specialty Retail 3.2%
TJX Companies, Inc.	3,535,480	165,283,690
Textiles, Apparel & Luxury Goods 4.3%
Michael Kors Holdings Ltd.(a)	3,914,030	222,277,764
Total Consumer Discretionary		1,108,559,291
Consumer Staples 2.8%
Personal Products 2.8%
Estee Lauder Companies, Inc. (The), Class A	2,245,151	143,757,018
Total Consumer Staples		143,757,018
Energy 7.7%
Energy Equipment & Services 4.8%
FMC Technologies, Inc.(a)	4,555,165	247,755,424
Oil, Gas & Consumable Fuels 2.9%
EOG Resources, Inc.	1,154,066	147,801,233
Total Energy		395,556,657
Financials 3.0%
Capital Markets 3.0%
Franklin Resources, Inc.	1,038,188	156,569,132
Total Financials		156,569,132
Health Care 25.7%
Biotechnology 17.2%
Alexion Pharmaceuticals, Inc.(a)	2,285,168	210,555,379
Biogen Idec, Inc.(a)	901,551	173,918,203
Celgene Corp.(a)	2,184,192	253,169,695
Gilead Sciences, Inc.(a)	5,118,690	250,457,502
Total		888,100,779

Common Stocks (continued)

Issuer	Shares	Value ($)
Health Care Equipment & Supplies 3.7%
Edwards Lifesciences Corp.(a)	2,330,375	191,463,610
Pharmaceuticals 4.8%
Allergan, Inc.	1,477,772	164,963,688
Novo Nordisk A/S, ADR	527,275	85,154,913
Total		250,118,601
Total Health Care		1,329,682,990
Industrials 5.4%
Aerospace & Defense 3.2%
Precision Castparts Corp.	865,685	164,151,190
Trading Companies & Distributors 2.2%
Fastenal Co.	2,252,546	115,668,237
Total Industrials		279,819,427
Information Technology 30.1%
Communications Equipment 4.0%
QUALCOMM, Inc.	3,045,581	203,901,648
Computers & Peripherals 3.2%
EMC Corp.(a)	7,014,907	167,586,128
Internet Software & Services 13.0%
Baidu, Inc., ADR(a)	1,823,844	159,951,119
Facebook, Inc., Class A(a)	6,552,593	167,615,329
Google, Inc., Class A(a)	211,835	168,203,345
LinkedIn Corp., Class A(a)	1,005,969	177,110,902
Total		672,880,695
IT Services 6.5%
Cognizant Technology Solutions Corp., Class A(a)	2,042,775	156,496,993
Visa, Inc., Class A	1,040,023	176,637,506
Total		333,134,499
Software 3.4%
Salesforce.com, Inc.(a)	987,644	176,620,377
Total Information Technology		1,554,123,347
Materials 3.0%
Chemicals 3.0%
Monsanto Co.	1,484,025	156,757,561
Total Materials		156,757,561
Total Common Stocks (Cost: $3,432,384,434)		5,124,825,423

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
8

Columbia Select Large Cap Growth Fund

Portfolio of Investments (continued)

March 31, 2013

Money Market Funds 0.7%

	Shares	Value ($)
Columbia Short-Term Cash Fund, 0.132%(b)(c)	38,068,512	38,068,512
Total Money Market Funds (Cost: $38,068,512)		38,068,512
Total Investments (Cost: $3,470,452,946)		5,162,893,935
Other Assets & Liabilities, Net		8,320,190
Net Assets		5,171,214,125

Notes to Portfolio of Investments

(a)  Non-income producing.

(b)  The rate shown is the seven-day current annualized yield at March 31, 2013.

(c)  As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends — Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	10,320,898	1,691,290,157	(1,663,542,543)	—	38,068,512	82,029	38,068,512

Abbreviation Legend

ADR American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>  Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>  Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>  Level 3 — Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
9

Columbia Select Large Cap Growth Fund

Portfolio of Investments (continued)

March 31, 2013

Fair Value Measurements (continued)

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund's Board of Trustees (the Board), the Investment Manager's Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager's organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third-party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund's investments at March 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities
Common Stocks
Consumer Discretionary	1,108,559,291	—	—	1,108,559,291
Consumer Staples	143,757,018	—	—	143,757,018
Energy	395,556,657	—	—	395,556,657
Financials	156,569,132	—	—	156,569,132
Health Care	1,329,682,990	—	—	1,329,682,990
Industrials	279,819,427	—	—	279,819,427
Information Technology	1,554,123,347	—	—	1,554,123,347
Materials	156,757,561	—	—	156,757,561
Total Equity Securities	5,124,825,423	—	—	5,124,825,423
Other
Money Market Funds	38,068,512	—	—	38,068,512
Total Other	38,068,512	—	—	38,068,512
Total	5,162,893,935	—	—	5,162,893,935

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
10

Columbia Select Large Cap Growth Fund

Statement of Assets and Liabilities

March 31, 2013

Assets
Investments, at value
Unaffiliated issuers (identified cost $3,432,384,434)	$5,124,825,423
Affiliated issuers (identified cost $38,068,512)	38,068,512
Total investments (identified cost $3,470,452,946)	5,162,893,935
Receivable for:
Capital shares sold	11,599,427
Dividends	2,680,308
Reclaims	196,260
Prepaid expenses	28,196
Trustees' deferred compensation plan	76,242
Total assets	5,177,474,368
Liabilities
Payable for:
Capital shares purchased	5,240,194
Investment management fees	83,568
Distribution and/or service fees	10,929
Transfer agent fees	568,010
Administration fees	6,659
Compensation of board members	730
Chief compliance officer expenses	1,021
Other expenses	272,890
Trustees' deferred compensation plan	76,242
Total liabilities	6,260,243
Net assets applicable to outstanding capital stock	$5,171,214,125
Represented by
Paid-in capital	$3,617,479,935
Excess of distributions over net investment income	(5,201,184)
Accumulated net realized loss	(133,505,615)
Unrealized appreciation (depreciation) on:
Investments	1,692,440,989
Total — representing net assets applicable to outstanding capital stock	$5,171,214,125

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
11

Columbia Select Large Cap Growth Fund

Statement of Assets and Liabilities (continued)

March 31, 2013

Class A
Net assets	$1,173,230,933
Shares outstanding	77,019,284
Net asset value per share	$15.23
Maximum offering price per share(a)	$16.16
Class C
Net assets	$96,328,212
Shares outstanding	6,591,279
Net asset value per share	$14.61
Class I
Net assets	$268,591,565
Shares outstanding	17,315,005
Net asset value per share	$15.51
Class R
Net assets	$13,498,159
Shares outstanding	914,194
Net asset value per share	$14.77
Class R4
Net assets	$5,600
Shares outstanding	357
Net asset value per share	$15.69
Class R5
Net assets	$66,054,490
Shares outstanding	4,209,837
Net asset value per share	$15.69
Class W
Net assets	$18,754,548
Shares outstanding	1,231,309
Net asset value per share	$15.23
Class Y
Net assets	$2,986
Shares outstanding	189
Net asset value per share(b)	$15.77
Class Z
Net assets	$3,534,747,632
Shares outstanding	229,104,250
Net asset value per share	$15.43

(a) The maximum offering price per share is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

(b) Net asset value per share rounds to this amount due to fractional shares outstanding.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
12

Columbia Select Large Cap Growth Fund

Statement of Operations

Year Ended March 31, 2013

Net investment income
Income:
Dividends — unaffiliated issuers	$38,244,576
Dividends — affiliated issuers	82,029
Interest	7,570
Income from securities lending — net	18,368
Foreign taxes withheld	(762,146)
Total income	37,590,397
Expenses:
Investment management fees	31,192,885
Distribution and/or service fees
Class A	2,814,665
Class C	836,386
Class R	64,772
Class W	80,173
Transfer agent fees
Class A	2,251,364
Class C	168,589
Class R	26,131
Class R4(a)	2
Class R5(a)	26
Class W	65,210
Class Z	7,568,775
Administration fees	2,478,680
Compensation of board members	152,978
Custodian fees	39,213
Printing and postage fees	446,874
Registration fees	317,687
Professional fees	234,001
Line of credit interest expense	2,583
Chief compliance officer expenses	4,995
Other	211,616
Total expenses	48,957,605
Expense reductions	(3,960)
Total net expenses	48,953,645
Net investment loss	(11,363,248)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments	323,398,025
Net realized gain	323,398,025
Net change in unrealized appreciation (depreciation) on:
Investments	(37,297,683)
Net change in unrealized appreciation (depreciation)	(37,297,683)
Net realized and unrealized gain	286,100,342
Net increase in net assets resulting from operations	$274,737,094

(a) For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
13

Columbia Select Large Cap Growth Fund

Statement of Changes in Net Assets

	Year Ended March 31, 2013(a)	Year Ended March 31, 2012
Operations
Net investment loss	$(11,363,248)	$(27,607,920)
Net realized gain (loss)	323,398,025	(240,158,887)
Net change in unrealized appreciation (depreciation)	(37,297,683)	739,278,810
Net increase in net assets resulting from operations	274,737,094	471,512,003
Distributions to shareholders
Net realized gains
Class A	—	(21,108,582)
Class C	—	(373,116)
Class I	—	(2,275,091)
Class R	—	(64,675)
Class W	—	(631,181)
Class Z	—	(55,884,936)
Total distributions to shareholders	—	(80,337,581)
Increase (decrease) in net assets from capital stock activity	(1,932,911,545)	1,656,374,397
Proceeds from regulatory settlements (Note 7)	—	15,727
Total increase (decrease) in net assets	(1,658,174,451)	2,047,564,546
Net assets at beginning of year	6,829,388,576	4,781,824,030
Net assets at end of year	$5,171,214,125	$6,829,388,576
Excess of distributions over net investment income	$(5,201,184)	$(8,316,288)

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
14

Columbia Select Large Cap Growth Fund

Statement of Changes in Net Assets (continued)

	Year Ended March 31, 2013(a)		Year Ended March 31, 2012
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	25,512,396	344,092,808	88,391,261	1,130,425,807
Distributions reinvested	—	—	1,571,920	20,780,793
Redemptions	(90,179,008)	(1,249,771,685)	(39,426,582)	(500,958,000)
Net increase (decrease)	(64,666,612)	(905,678,877)	50,536,599	650,248,600
Class C shares
Subscriptions	2,028,428	26,629,649	5,324,314	66,175,011
Distributions reinvested	—	—	17,127	219,913
Redemptions	(1,338,704)	(17,323,910)	(533,782)	(6,568,590)
Net increase	689,724	9,305,739	4,807,659	59,826,334
Class I shares
Subscriptions	3,778,114	50,783,253	14,298,315	183,965,493
Distributions reinvested	—	—	170,416	2,275,045
Redemptions	(6,079,384)	(84,596,028)	(4,073,600)	(54,479,499)
Net increase (decrease)	(2,301,270)	(33,812,775)	10,395,131	131,761,039
Class R shares
Subscriptions	478,942	6,318,988	954,688	12,007,038
Distributions reinvested	—	—	5,029	64,675
Redemptions	(618,503)	(8,173,308)	(126,277)	(1,557,332)
Net increase (decrease)	(139,561)	(1,854,320)	833,440	10,514,381
Class R4 shares
Subscriptions	357	5,050	—	—
Net increase	357	5,050	—	—
Class R5 shares
Subscriptions	4,234,634	64,805,666	—	—
Redemptions	(24,797)	(377,600)	—	—
Net increase	4,209,837	64,428,066	—	—
Class W shares
Subscriptions	603,006	8,142,182	1,571,401	19,941,166
Distributions reinvested	—	—	47,777	631,135
Redemptions	(3,043,597)	(40,531,920)	(1,011,577)	(13,267,949)
Net increase (decrease)	(2,440,591)	(32,389,738)	607,601	7,304,352
Class Y shares
Subscriptions	189	2,500	—	—
Net increase	189	2,500	—	—
Class Z shares
Subscriptions	66,596,344	894,850,146	145,887,125	1,916,581,934
Distributions reinvested	—	—	695,700	9,266,724
Redemptions	(140,678,206)	(1,927,767,336)	(87,559,750)	(1,129,128,967)
Net increase (decrease)	(74,081,862)	(1,032,917,190)	59,023,075	796,719,691
Total net increase (decrease)	(138,729,789)	(1,932,911,545)	126,203,505	1,656,374,397

(a) Class R4, Class R5 and Class Y shares are for the period from November 8, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
15

Columbia Select Large Cap Growth Fund

Financial Highlights

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

	Year Ended March 31,
Class A	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.28		$13.63		$10.60		$7.06		$11.30
Income from investment operations:
Net investment loss	(0.05)		(0.09)		(0.09)		(0.05)		(0.06)
Net realized and unrealized gain (loss)	1.00		0.95		3.12		3.59		(4.18)
Total from investment operations	0.95		0.86		3.03		3.54		(4.24)
Less distributions to shareholders:
Net realized gains	—		(0.21)		—		—		—
Total distributions to shareholders	—		(0.21)		—		—		—
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$15.23		$14.28		$13.63		$10.60		$7.06
Total return	6.65%		6.39%		28.58%		50.14%		(37.52%)
Ratios to average net assets(b)(c)
Total gross expenses	1.11	%(d)	1.11%		1.24%		1.26%		1.33	%(d)
Total net expenses(e)	1.11	%(d)(f)	1.11	%(f)	1.24	%(f)	1.26	%(f)	1.28	%(d)(f)
Net investment loss	(0.40%)		(0.66%)		(0.79%)		(0.53%)		(0.77%)
Supplemental data
Net assets, end of period (in thousands)	$1,173,231		$2,023,475		$1,242,211		$576,956		$84,493
Portfolio turnover	36%		53%		71%		27%		58%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
16

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class C	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.80		$13.28		$10.40		$6.98		$11.26
Income from investment operations:
Net investment loss	(0.15)		(0.17)		(0.17)		(0.12)		(0.12)
Net realized and unrealized gain (loss)	0.96		0.90		3.05		3.54		(4.16)
Total from investment operations	0.81		0.73		2.88		3.42		(4.28)
Less distributions to shareholders:
Net realized gains	—		(0.21)		—		—		—
Total distributions to shareholders	—		(0.21)		—		—		—
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$14.61		$13.80		$13.28		$10.40		$6.98
Total return	5.87%		5.57%		27.69%		49.00%		(38.01%)
Ratios to average net assets(b)(c)
Total gross expenses	1.87	%(d)	1.86%		1.99%		2.01%		2.08	%(d)
Total net expenses(e)	1.87	%(d)(f)	1.86	%(f)	1.99	%(f)	2.01	%(f)	2.03	%(d)(f)
Net investment loss	(1.12%)		(1.35%)		(1.49%)		(1.27%)		(1.37%)
Supplemental data
Net assets, end of period (in thousands)	$96,328		$81,441		$14,523		$3,234		$763
Portfolio turnover	36%		53%		71%		27%		58%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
17

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class I	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$14.47		$13.75		$11.23
Income from investment operations:
Net investment income (loss)	0.01		(0.02)		(0.01)
Net realized and unrealized gain	1.03		0.95		2.53
Total from investment operations	1.04		0.93		2.52
Less distributions to shareholders:
Net realized gains	—		(0.21)		—
Total distributions to shareholders	—		(0.21)		—
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$15.51		$14.47		$13.75
Total return	7.19%		6.85%		22.44%
Ratios to average net assets(c)(d)
Total gross expenses	0.67	%(e)	0.67%		0.76	%(f)
Total net expenses(g)	0.67	%(e)	0.67	%(h)	0.76	%(f)(h)
Net investment income (loss)	0.07%		(0.19%)		(0.18	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$268,592		$283,920		$126,813
Portfolio turnover	36%		53%		71%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
18

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class R	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$13.87		$13.28		$10.35		$6.91		$11.09
Income from investment operations:
Net investment loss	(0.08)		(0.10)		(0.12)		(0.07)		(0.07)
Net realized and unrealized gain (loss)	0.98		0.90		3.05		3.51		(4.11)
Total from investment operations	0.90		0.80		2.93		3.44		(4.18)
Less distributions to shareholders:
Net realized gains	—		(0.21)		—		—		—
Total distributions to shareholders	—		(0.21)		—		—		—
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$14.77		$13.87		$13.28		$10.35		$6.91
Total return	6.49%		6.11%		28.31%		49.78%		(37.69%)
Ratios to average net assets(b)(c)
Total gross expenses	1.37	%(d)	1.35%		1.49%		1.51%		1.58	%(d)
Total net expenses(e)	1.37	%(d)(f)	1.35	%(f)	1.49	%(f)	1.51	%(f)	1.53	%(d)(f)
Net investment loss	(0.63%)		(0.84%)		(1.03%)		(0.71%)		(0.80%)
Supplemental data
Net assets, end of period (in thousands)	$13,498		$14,619		$2,926		$408		$23
Portfolio turnover	36%		53%		71%		27%		58%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
19

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

Class R4	Year Ended March 31, 2013(a)
Per share data
Net asset value, beginning of period	$13.14
Income from investment operations:
Net investment income	0.03
Net realized and unrealized gain	2.52
Total from investment operations	2.55
Net asset value, end of period	$15.69
Total return	19.41%
Ratios to average net assets(b)
Total gross expenses	0.82	%(c)
Total net expenses(d)	0.82	%(c)
Net investment income	0.60	%(c)
Supplemental data
Net assets, end of period (in thousands)	$6
Portfolio turnover	36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
20

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

Class R5	Year Ended March 31, 2013(a)
Per share data
Net asset value, beginning of period	$13.14
Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain	2.54
Total from investment operations	2.55
Net asset value, end of period	$15.69
Total return	19.41%
Ratios to average net assets(b)
Total gross expenses	0.69	%(c)
Total net expenses(d)	0.69	%(c)
Net investment income	0.13	%(c)
Supplemental data
Net assets, end of period (in thousands)	$66,054
Portfolio turnover	36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
21

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class W	2013		2012		2011(a)
Per share data
Net asset value, beginning of period	$14.28		$13.63		$11.16
Income from investment operations:
Net investment loss	(0.06)		(0.09)		(0.05)
Net realized and unrealized gain	1.01		0.95		2.52
Total from investment operations	0.95		0.86		2.47
Less distributions to shareholders:
Net realized gains	—		(0.21)		—
Total distributions to shareholders	—		(0.21)		—
Proceeds from regulatory settlements	—		0.00	(b)	—
Net asset value, end of period	$15.23		$14.28		$13.63
Total return	6.65%		6.39%		22.13%
Ratios to average net assets(c)(d)
Total gross expenses	1.12	%(e)	1.12%		1.25	%(f)
Total net expenses(g)	1.12	%(e)(h)	1.12	%(h)	1.25	%(f)(h)
Net investment loss	(0.46%)		(0.67%)		(0.78	%)(f)
Supplemental data
Net assets, end of period (in thousands)	$18,755		$52,432		$41,768
Portfolio turnover	36%		53%		71%

Notes to Financial Highlights

(a)  For the period from September 27, 2010 (commencement of operations) to March 31, 2011.

(b)  Rounds to zero.

(c)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(d)  Certain line items from prior years have been reclassified to conform to the current presentation.

(e)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(f)  Annualized.

(g)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(h)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
22

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

Class Y	Year Ended March 31, 2013(a)
Per share data
Net asset value, beginning of period	$13.20
Income from investment operations
Net investment income	0.05
Net realized and unrealized gain	2.52
Total from investment operations	2.57
Net asset value, end of period	$15.77
Total return	19.47%
Ratios to average net assets(b)
Total gross expenses	0.65	%(c)
Total net expenses(d)	0.65	%(c)
Net investment income	0.81	%(c)
Supplemental data
Net assets, end of period (in thousands)	$3
Portfolio turnover	36%

Notes to Financial Highlights

(a)  For the period from November 8, 2012 (commencement of operations) to March 31, 2013.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Annualized.

(d)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
23

Columbia Select Large Cap Growth Fund

Financial Highlights (continued)

	Year Ended March 31,
Class Z	2013		2012		2011		2010		2009
Per share data
Net asset value, beginning of period	$14.43		$13.74		$10.65		$7.08		$11.30
Income from investment operations:
Net investment loss	(0.02)		(0.06)		(0.06)		(0.03)		(0.03)
Net realized and unrealized gain (loss)	1.02		0.96		3.15		3.60		(4.19)
Total from investment operations	1.00		0.90		3.09		3.57		(4.22)
Less distributions to shareholders:
Net realized gains	—		(0.21)		—		—		—
Total distributions to shareholders	—		(0.21)		—		—		—
Proceeds from regulatory settlements	—		0.00	(a)	—		—		0.00	(a)
Net asset value, end of period	$15.43		$14.43		$13.74		$10.65		$7.08
Total return	6.93%		6.64%		29.01%		50.42%		(37.35%)
Ratios to average net assets(b)(c)
Total gross expenses	0.87	%(d)	0.86%		0.99%		1.01%		1.08	%(d)
Total net expenses(e)	0.87	%(d)(f)	0.86	%(f)	0.99	%(f)	1.01	%(f)	1.03	%(d)(f)
Net investment loss	(0.16%)		(0.43%)		(0.54%)		(0.29%)		(0.38%)
Supplemental data
Net assets, end of period (in thousands)	$3,534,748		$4,373,501		$3,353,583		$1,697,630		$732,391
Portfolio turnover	36%		53%		71%		27%		58%

Notes to Financial Highlights

(a)  Rounds to zero.

(b)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)  Certain line items from prior years have been reclassified to conform to the current presentation.

(d)  Ratios include line of credit interest expense which rounds to less than 0.01%.

(e)  Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

(f)  The benefits derived from expense reductions had an impact of less than 0.01%.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013
24

Columbia Select Large Cap Growth Fund

Notes to Financial Statements

March 31, 2013

Note 1. Organization

Columbia Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class C, Class I, Class R, Class R4, Class R5, Class W, Class Y and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are available only to the Columbia Family of Funds.

Class R shares are not subject to sales charges and are available only to certain retirement plans and other eligible investors.

Class R4 shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain other eligible investors. Class R4 shares commenced operations on November 8, 2012.

Class R5 shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans. Class R5 shares commenced operations on November 8, 2012.

Class W shares are not subject to sales charges and are available only to investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class Y shares are not subject to sales charges and are generally available only to certain retirement plans. Class Y shares commenced operations on November 8, 2012.

Class Z shares are not subject to sales charges, and are available only to certain investors.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Annual Report 2013
25

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt and taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust's organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.71% to 0.54% as the Fund's net assets increase. The effective investment management fee rate for the year ended March 31, 2013 was 0.59% of the Fund's average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The effective administration fee

Annual Report 2013
26

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

rate for the year ended March 31, 2013 was 0.05% of the Fund's average daily net assets.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust's eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund's assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund's shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees. Class I shares do not pay transfer agent fees. Total transfer agent fees for Class R5 shares are subject to an annual limitation of not more than 0.05% of the average daily net assets attributable to Class R5 shares. Effective November 8, 2012, Class Y shares will not pay transfer agent fees for at least twelve months.

For the year ended March 31, 2013, the Fund's effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.20%
Class C	0.20
Class R	0.20
Class R4*	0.16
Class R5*	0.00	**
Class W	0.20
Class Z	0.20

*Annualized.

**Rounds to zero.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund's initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the year ended March 31, 2013, these minimum account balance fees reduced total expenses by $3,960.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class C and Class W shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75%, 0.50% and 0.25% of the average daily net assets attributable to Class C, Class R and Class W shares, respectively.

The Fund may pay a distribution fee up to 0.25% of the Fund's average daily net assets attributable to Class W shares and a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class W shares, provided, however, that the aggregate fee shall not exceed 0.25% of the Fund's average daily net assets attributable to Class W shares.

Annual Report 2013
27

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $474,653 for Class A and $14,906 for Class C shares for the year ended March 31, 2013.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 20, 2012, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2013, unless sooner terminated at the sole discretion of the Board, so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, do not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.19%
Class C	1.94
Class I	0.82
Class R	1.44
Class R4*	0.94
Class R5*	0.87
Class W	1.19
Class Y*	0.82
Class Z	0.94

*Annual rate is contractual from November 8, 2012 (commencement of operations of each share class) through March 31, 2013.

Prior to April 20, 2012, the Investment Manager and certain of its affiliates contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), so that the Fund's net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund's custodian, did not exceed the following annual rates as a percentage of the class' average daily net assets:

Class A	1.25%
Class C	2.00
Class I	0.84
Class R	1.50
Class W	1.25
Class Z	1.00

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards, deferral/reversal of wash sale losses, Trustees' deferred compensation, net operating loss reclassification, post-October capital losses, late-year ordinary losses, and reversal of capital gains (losses) on a redemption-in-kind. To the extent these differences are permanent, reclassifications are made among the components of the Fund's net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Excess of distributions over net investment income	$14,478,352
Accumulated net realized loss	(211,151,895)
Paid-in capital	196,673,543

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year Ended March 31,	2013	2012
Long-term capital gains	$—	$80,337,581

Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.

At March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(120,778,632)
Unrealized appreciation	1,679,714,006

Annual Report 2013
28

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

At March 31, 2013, the cost of investments for federal income tax purposes was $3,483,179,929 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$1,719,976,923
Unrealized depreciation	(40,262,917)
Net unrealized appreciation	1,679,714,006

The following capital loss carryforward, determined at March 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	120,778,632
Total	120,778,632

For the year ended March 31, 2013, $1,474,021 of capital loss carryforward was utilized.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2013, the Fund will elect to treat late year ordinary losses of $5,131,306 as arising on April 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,887,164,494 and $3,827,881,145, respectively, for the year ended March 31, 2013.

Note 6. Redemption-in-Kind

Sales of securities for the Fund include the value of securities delivered through an in-kind redemption of certain fund shares. During the year ended March 31, 2013, securities and other assets with a value of $903,837,648 were distributed to shareholders to satisfy their redemption requests. The net realized gain on these securities was $213,451,445, which is not taxable to remaining shareholders in the Fund.

Note 7. Regulatory Settlements

During the year ended March 31, 2012, the Fund received $15,727 as a result of a regulatory settlement proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds. This amount represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The payments have been included in "Proceeds from regulatory settlements" in the Statement of Changes in Net Assets.

Note 8. Lending of Portfolio Securities

Effective December 19, 2012, the Fund no longer participates in securities lending activity. Prior to that date, the Fund participated, or was eligible to participate, in securities lending activity pursuant to a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, N.A. (JPMorgan). The Agreement authorized JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned were secured by cash or securities that either were issued or guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities with value equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities was requested to be delivered the following business day. Cash collateral received was invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement.

Pursuant to the Agreement, the Fund received income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended March 31, 2013 is disclosed in the Statement of Operations. The Fund continued to earn and accrue interest and dividends on the securities loaned.

Note 9. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as "Dividends — affiliated issuers" in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Annual Report 2013
29

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

Note 10. Shareholder Concentration

At March 31, 2013, two unaffiliated shareholder accounts owned an aggregate of 56.2% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such accounts. Affiliated shareholder accounts owned 6.2% of the outstanding shares of the Fund. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

For the year ended March 31, 2013, the average daily loan balance outstanding on days when borrowing existed was $10,657,143 at a weighted average interest rate of 1.25%.

Note 12. Significant Risks

Health Care Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the health care sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Information Technology Sector Risk

The Fund's portfolio managers may invest significantly in issuers operating in the information technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 13. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 14. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these

Annual Report 2013
30

Columbia Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Annual Report 2013
31

Columbia Select Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I
and the Shareholders of Columbia Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Select Large Cap Growth Fund (the "Fund") (a series of Columbia Funds Series Trust I) at March 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Minneapolis, Minnesota
May 22, 2013

Annual Report 2013
32

Columbia Select Large Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)

Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)

Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)

Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None

Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None

William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)

Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)

David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)

Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.

Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)

President, Saint Michael's College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

Annual Report 2013
33

Columbia Select Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)

Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)

President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 183; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds' other officers are:

Officers

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)

Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; Managing Director, Columbia Management Advisors, LLC, December 2004-April 2010; Senior Vice President and Chief Financial Officer, Columbia Funds, June 2008-January 2009; Treasurer, Columbia Funds, October 2003-May 2008

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)

Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009-April 2010, Vice President — Asset Management and Trust Company Services, from 2006-2009, and Vice President — Operations and Compliance from 2004-2006)

Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)

Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, September 2004-April 2010; senior officer of Columbia Funds and affiliated funds since 2002

Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)

Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, 2005-April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006

Annual Report 2013
34

Columbia Select Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)

Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC, 2007-April 2010

Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)

Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010

Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)

President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc., July 2004-April 2010; Managing Director, Columbia Management Distributors, Inc., August 2007-April 2010

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)

Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel, April 2004-January 2010); Assistant Secretary of Legacy RiverSource Funds, January 2007-April 2011 and of the Nations Funds, May 2010-March 2011

Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)

Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President — Managed Assets, Investment Accounting, Ameriprise Financial Corporation, February 1998-May 2010

Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC, January 2006-April 2010
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel, J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and Associate General Counsel, January 2005-July 2008)

Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America, June 2005-April 2010

Annual Report 2013
35

This page intentionally left blank.

Annual Report 2013
36

Columbia Select Large Cap Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund's complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013
37

Columbia Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN215_03_C01_(05/13)

Annual Report March 31, 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Columbia Active Portfolios® – Select Large Cap Growth Fund

President’s Message

Dear Shareholders,

U.S. equities had a strong first quarter

Similar to 2012, equities once again were the best performing asset class in the first quarter of 2013. The S&P 500 Index reached an all-time closing high on the last trading day of the quarter and pushed through its October 2007 peak. Although global equities have performed well year-to-date, there is significant performance divergence among regions. In local currency terms, Japanese equities were the best performing developed market globally, and U.S. stocks outperformed most other global equity markets. European equities rose in the first quarter but trailed U.S. stocks and had a turbulent March, as investors were reminded of instability in the eurozone with news of a banking crisis in Cyprus.

Although all 10 sectors of the S&P 500 Index delivered positive returns, this was a rally led by defensive stocks such as those in health care, consumer staples and utilities. Materials and technology stocks were the weakest sectors.

High yield leads fixed income; most sectors flat to down

The fixed-income markets lagged equities with modest, single-digit returns coming from municipals and high-yield sectors in the United States. Most government and investment-grade credit sectors were roughly flat to down for the first quarter of 2013. Emerging market bonds were the biggest disappointment with single-digit losses.

Columbia Management to begin delivering summary prospectuses

Each Columbia fund is required to update its prospectus on an annual basis. Beginning with June 2013 prospectus updates, shareholders of Columbia retail mutual funds will start to receive a summary prospectus, rather than the full length (statutory) mutual fund prospectus they have received in the past.

Each fund’s summary prospectus will include the following key information:

>	Investment objective
>	Fee and expense table
>	Portfolio turnover rate information
>	Principal investment strategies, principal risks and performance information
>	Management information
>	Purchase and sale information
>	Tax information
>	Financial intermediary compensation information

Each fund’s statutory prospectus will contain additional information about the fund and its risks. Both the statutory and summary prospectus will be updated each year, and will be available at columbiamanagement.com. Shareholders may request a printed version of a statutory prospectus at no cost by calling 800.345.6611 or sending an email to serviceinquiries@columbiamanagement.com.

Stay on track with Columbia Management

Backed by more than 100 years of experience, Columbia Management is one of the nation’s largest asset managers. At the heart of our success — and, most importantly, that of our investors — are highly talented industry professionals, brought together by a unique way of working. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

Visit columbiamanagement.com for:

>	The Columbia Management Perspectives blog, featuring timely posts by our investment teams
>	Detailed up-to-date fund performance and portfolio information
>	Economic analysis and market commentary
>	Quarterly fund commentaries
>	Columbia Management Investor, our award-winning quarterly newsletter for shareholders

Thank you for your continued support of the Columbia Funds. We look forward to serving your investment needs for many years to come.

Best Regards,

J. Kevin Connaughton

President, Columbia Funds

The S&P 500 Index, an unmanaged index, measures the performance of 500 large-capitalization U.S. stocks and is frequently used as a general measure of market performance. Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about a fund, visit columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Fund Investment Manager

Columbia Management Investment

Advisers, LLC

225 Franklin Street

Boston, MA 02110

Fund Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street

Boston, MA 02110

Fund Transfer Agent

Columbia Management Investment

Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

For more information about any of the funds, please visit columbiamanagement.com or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 8 p.m. Eastern time.

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Performance Overview

Performance Summary

>	Columbia Active Portfolios® — Select Large Cap Growth Fund (the Fund) Class A shares returned 8.90% for the period since its inception on April 20, 2012 through March 31, 2013.

>	The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 11.91% during the same time period.

>	Stock selection generally accounted for the Fund’s shortfall relative to its benchmark during the period.

Average Annual Total Returns (%) (for period ended March 31, 2013)
	Inception	Life
Class A	04/20/12	8.90
Russell 1000 Growth Index		11.91

All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiamanagement.com or calling 800.345.6611.

The Russell 1000 Growth Index, an unmanaged index, measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.

2	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Performance Overview (continued)

Performance of a Hypothetical $10,000 Investment (April 20, 2012 — March 31, 2013)

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Active Portfolios® — Select Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.

Annual Report 2013	3

Columbia Active Portfolios® – Select Large Cap Growth Fund

Manager Discussion of Fund Performance

From its inception date of April 20, 2012 through March 31, 2013, the Fund’s Class A shares returned 8.90%. The Fund underperformed its benchmark, the Russell 1000 Growth Index, which returned 11.91% for the same time period. Stock selection generally accounted for the Fund’s shortfall relative to its benchmark during the period.

Investors Shrug off Sluggish Economic Growth

Europe’s general economic woes, a financial crisis in Cyprus and U.S. struggles to avoid a fiscal cliff of tax increases and spending cuts weighed on the global economy during the 12-month period ended March 31, 2013. In March, across-the-board budget cuts (the sequester) began to weigh on consumer confidence, even though the sequester had no material impact on the economy during the period. U.S. economic growth expanded at a pace of just 1.6% in 2012. However, a pickup in job growth early in 2013 and steady manufacturing activity were encouraging signs. The U.S. housing market staged a solid comeback, with higher home sales, rising prices and lower inventories. Meanwhile, much of Europe was mired in recession. So far, the United Kingdom has avoided recession — but only barely so — and Japan’s economy slipped into negative territory for the fifth time in 15 years. Major emerging market economies forged ahead, although mostly at a slower pace, including China.

Against this backdrop, investors chose to look beyond the numbers and came in from the sidelines to bid stock prices higher. Favorable central bank action in key markets and improving prospects for the U.S. economy gave investors confidence to favor stocks and other riskier assets. Small- and mid-cap stocks outperformed large-cap stocks, and value solidly outperformed growth across all capitalization ranges.

Mixed Results from Stock Selection

The Fund had a number of notable outperformers as some of the firms represented in the portfolio continued to deliver impressive earnings and revenue growth in spite of a challenging economic backdrop. That said, not all the Fund’s positions worked as we had hoped and a handful of names unfortunately held back what could have been a very good year.

In health care, the portfolio had positions in a number of companies that continued to benefit from strong product cycles and favorable demographics. Positions in diabetes pharmaceutical manufacturer Novo Nordisk, along with biotechnology firms Biogen Idec, a leader in multiple sclerosis treatments; Gilead Sciences, a provider of HIV and hepatitis treatments; and Celgene, a leader in treating blood cancers such as multiple myeloma, generated returns that exceeded the benchmark’s results. We purchased Gilead Sciences on the belief that the firm offers strong growth potential based on its dominance in the HIV market. It also has a strong pipeline of hepatitis C compounds, which we believe will be available in the next couple of years. Meanwhile, Biogen Idec benefited from FDA approval of a new drug that helps control hard-to-treat forms of multiple sclerosis.

Even with a sluggish economy and elevated levels of unemployment persisting, consumers continue to open their wallets for the right products at the right prices. We continued to invest in firms that deliver affordable luxury and offer goods and services that allow shoppers to stretch their dollar. Positions in Amazon and Michael Kors capitalized on these themes and contributed to overall results, posting double-digit returns. Amazon, the dominant player in ecommerce continued to appeal to value-oriented consumers at the expense of traditional brick and mortar retailers. High-end consumers have been resilient, as they have seen

Portfolio Management

Thomas Galvin, CFA

Richard Carter

Todd Herget

Morningstar Style Box™

The Morningstar Style Box™ is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

©2013 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Top Ten Holdings (%) (at March 31, 2013)
Celgene Corp.	4.9
Gilead Sciences, Inc.	4.8
FMC Technologies, Inc.	4.7
Michael Kors Holdings Ltd.	4.2
Yum! Brands, Inc.	4.2
Alexion Pharmaceuticals, Inc.	4.0
QUALCOMM, Inc.	3.7
Edwards Lifesciences Corp.	3.7
Amazon.com, Inc.	3.6
Salesforce.com, Inc.	3.6

Percentages indicated are based upon total investments (excluding Money Market Funds).

For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

4	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Manager Discussion of Fund Performance (continued)

their investments and home values recover. These shoppers have continued to feed their spending appetite in lower cost luxury items such as fashionable apparel and accessories, which Michael Kors provides.

Salesforce.com, a cloud computing and customer relationship management software provider and global payment processor Visa were relative outperformers in information technology. Salesforce.com handily exceeded expectations throughout the course of the year and demonstrated exceptional billings growth, as companies continued to seek out its software to increase productivity. Visa advanced as the company continued to benefit from the shift away from cash and checks to electronic payments. The Fund also did well to avoid a major technology leader that stumbled during the period.

Not all of our stock choices in the technology and consumer sectors were beneficial. China-based Internet search provider Baidu declined on concerns of sluggishness in China and the potential for increased competition. Within the communications equipment industry, Juniper Networks, a manufacturer of network infrastructure hardware, and performance optimizer F5 Networks declined and were sold.

Chipotle Mexican Grill and Green Mountain Coffee Roasters were notable detractors and accounted for the majority of Fund’s underperformance relative to the index in consumer discretionary and consumer staples, respectively. We sold the position in Green Mountain Coffee Roasters as the company announced disappointing second quarter 2012 results and management forecasted reduced demand. Chipotle came under pressure as the company posted disappointing same store sales growth. We decided to exit the position in response to the news as the company’s growth story appears to be maturing more quickly than anticipated.

Portfolio Additions

During the period, we purchased Facebook and LinkedIn. We believe Facebook’s unparalleled global network of connected users and ad targeting capabilities are well positioned to grow its market share of the $600 billion global advertising market. LinkedIn, the world’s largest professional platform on the Internet, had increased members to over 160 million during the last year. We believe that LinkedIn offers a unique opportunity in the space because of how its “Hiring Solutions” business differentiates it from other social networking peers. We also used the proceeds from the sale of the two apparel firms to purchase TJX Companies, which we believe is an attractive growth firm with superior inventory management.

Looking Ahead

At present, we plan to continue to focus on the front end of the economy, especially in consumer areas, while de-emphasizing the capital spending or back end of the economy, where pricing power is absent and operating leverage is limited. In health care, our current focus is on companies that we believe are the beneficiaries of aging demographics, which is driving high unit growth as the result of greater consumption of drugs and services.

Our strategy is to focus on approximately 25 to 30 high-quality, high-growth companies. We select firms that we believe have a distinct competitive advantage, such as innovation and product cycle-led growth, or a low cost manufacturing advantage that allows them to capture market share in industries that are obtaining a greater share of gross domestic product. Often demographics and productivity enablers provide the tailwinds of growth for these firms.

Portfolio Breakdown (%) (at March 31, 2013)
Common Stocks	98.1
Consumer Discretionary	21.6
Consumer Staples	2.7
Energy	7.7
Financials	2.9
Health Care	25.3
Industrials	5.5
Information Technology	29.2
Materials	3.2
Money Market Funds	1.9
Total	100.0

Percentages indicated are based upon total investments. The Fund’s portfolio composition is subject to change.

Annual Report 2013	5

Columbia Active Portfolios® – Select Large Cap Growth Fund

Understanding Your Fund’s Expenses

(Unaudited)

As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund’s Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare With Other Funds” below for details on how to use the hypothetical data.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

October 1, 2012 – March 31, 2013

	Account Value at the Beginning of the Period ($)		Account Value at the End of the Period ($)		Expenses Paid During the Period ($)		Fund’s Annualized Expense Ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,101.10	1,018.89	6.20	5.96	1.19

Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as “acquired funds”), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds).

Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

6	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Portfolio of Investments

March 31, 2013

(Percentages represent value of investments compared to net assets)

Common Stocks 97.8%
Issuer	Shares	Value ($)
Consumer Discretionary 21.5%
Hotels, Restaurants & Leisure 7.5%

Las Vegas Sands Corp.	678,593	38,238,716

Yum! Brands, Inc.	631,462	45,427,376

Total		83,666,092

Internet & Catalog Retail 6.8%

Amazon.com, Inc.(a)	149,195	39,758,975

priceline.com, Inc.(a)	53,705	36,945,281

Total		76,704,256

Specialty Retail 3.1%

TJX Companies, Inc.	732,130	34,227,078

Textiles, Apparel & Luxury Goods 4.1%

Michael Kors Holdings Ltd.(a)	817,671	46,435,536

Total Consumer Discretionary		241,032,962

Consumer Staples 2.7%
Personal Products 2.7%

Estee Lauder Companies, Inc. (The), Class A	477,597	30,580,536

Total Consumer Staples		30,580,536

Energy 7.7%
Energy Equipment & Services 4.6%

FMC Technologies, Inc.(a)	940,205	51,137,750

Oil, Gas & Consumable Fuels 3.1%

EOG Resources, Inc.	273,439	35,019,333

Total Energy		86,157,083

Financials 2.9%
Capital Markets 2.9%

Franklin Resources, Inc.	215,020	32,427,166

Total Financials		32,427,166

Health Care 25.2%
Biotechnology 16.9%

Alexion Pharmaceuticals, Inc.(a)	478,554	44,093,966

Biogen Idec, Inc.(a)	197,444	38,088,922

Celgene Corp.(a)	462,817	53,645,118

Gilead Sciences, Inc.(a)	1,080,528	52,870,235

Total		188,698,241

Health Care Equipment & Supplies 3.6%

Edwards Lifesciences Corp.(a)	490,487	40,298,412

Pharmaceuticals 4.7%

Allergan, Inc.	305,195	34,068,918

Novo Nordisk A/S, ADR	115,428	18,641,622

Total		52,710,540

Total Health Care		281,707,193

Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 5.5%
Aerospace & Defense 3.1%

Precision Castparts Corp.	182,561	34,617,217

Trading Companies & Distributors 2.4%

Fastenal Co.	515,490	26,470,411

Total Industrials		61,087,628

Information Technology 29.1%
Communications Equipment 3.6%

QUALCOMM, Inc.	603,370	40,395,622

Computers & Peripherals 3.2%

EMC Corp.(a)	1,470,896	35,139,705

Internet Software & Services 12.5%

Baidu, Inc., ADR(a)	385,423	33,801,597

Facebook, Inc., Class A(a)	1,315,720	33,656,118

Google, Inc., Class A(a)	44,049	34,976,228

LinkedIn Corp., Class A(a)	211,957	37,317,149

Total		139,751,092

IT Services 6.3%

Cognizant Technology Solutions Corp., Class A(a)	429,147	32,876,952

Visa, Inc., Class A	221,496	37,618,880

Total		70,495,832

Software 3.5%

Salesforce.com, Inc.(a)	219,518	39,256,404

Total Information Technology		325,038,655

Materials 3.2%
Chemicals 3.2%

Monsanto Co.	340,700	35,988,141

Total Materials		35,988,141

Total Common Stocks (Cost: $959,833,968)		1,094,019,364

Money Market Funds 1.9%
	Shares	Value ($)

Columbia Short-Term Cash Fund, 0.132%(b)(c)	20,871,770	20,871,770

Total Money Market Funds (Cost: $20,871,770)		20,871,770

Total Investments (Cost: $980,705,738)		1,114,891,134

Other Assets & Liabilities, Net		3,392,429

Net Assets		1,118,283,563

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	7

Columbia Active Portfolios® – Select Large Cap Growth Fund

Portfolio of Investments (continued)

March 31, 2013

Notes to Portfolio of Investments

(a)	Non-income producing.

(b)	The rate shown is the seven-day current annualized yield at March 31, 2013.

(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of its outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the year ended March 31, 2013, are as follows:

Issuer	Beginning Cost ($)	Purchase Cost ($)	Proceeds From Sales ($)	Realized Gain (Loss) ($)	Ending Cost ($)	Dividends - Affiliated Issuers ($)	Value ($)
Columbia Short-Term Cash Fund	20,000	372,151,536	(351,299,766)	—	20,871,770	41,375	20,871,770

Abbreviation Legend

ADR	American Depositary Receipt

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

>

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

>	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

>	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for carrying out the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.

The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third- party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.

For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs,

The accompanying Notes to Financial Statements are an integral part of this statement.

8	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Portfolio of Investments (continued)

March 31, 2013

Fair Value Measurements (continued)

any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.

The following table is a summary of the inputs used to value the Fund’s investments at March 31, 2013:

Description	Level 1 Quoted Prices in Active Markets for Identical Assets ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Significant Unobservable Inputs ($)	Total ($)
Equity Securities

Common Stocks

Consumer Discretionary	241,032,962	—	—	241,032,962

Consumer Staples	30,580,536	—	—	30,580,536

Energy	86,157,083	—	—	86,157,083

Financials	32,427,166	—	—	32,427,166

Health Care	281,707,193	—	—	281,707,193

Industrials	61,087,628	—	—	61,087,628

Information Technology	325,038,655	—	—	325,038,655

Materials	35,988,141	—	—	35,988,141

Total Equity Securities	1,094,019,364	—	—	1,094,019,364

Other

Money Market Funds	20,871,770	—	—	20,871,770

Total Other	20,871,770	—	—	20,871,770

Total	1,114,891,134	—	—	1,114,891,134

See the Portfolio of Investments for all investment classifications not indicated in the table.

There were no transfers of financial assets between Levels 1 and 2 during the period.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	9

Columbia Active Portfolios® – Select Large Cap Growth Fund

Statement of Assets and Liabilities

March 31, 2013

Assets

Investments, at value

Unaffiliated issuers (identified cost $959,833,968)	$1,094,019,364

Affiliated issuers (identified cost $20,871,770)	20,871,770

Total investments (identified cost $980,705,738)	1,114,891,134

Receivable for:

Capital shares sold	5,454,410

Dividends	568,926

Reclaims	42,964

Expense reimbursement due from Investment Manager	46,113

Prepaid expenses	4,217

Trustees’ deferred compensation plan	3,909

Other assets	2,174

Total assets	1,121,013,847

Liabilities

Disbursements in excess of cash	43,655

Payable for:

Capital shares purchased	2,359,277

Investment management fees	20,699

Distribution and/or service fees	7,601

Transfer agent fees	170,610

Administration fees	1,726

Compensation of board members	400

Chief compliance officer expenses	205

Other expenses	122,202

Trustees’ deferred compensation plan	3,909

Total liabilities	2,730,284

Net assets applicable to outstanding capital stock	$1,118,283,563

Represented by

Paid-in capital	$1,018,437,600

Accumulated net investment loss	(1,785,440)

Accumulated net realized loss	(32,553,993)

Unrealized appreciation (depreciation) on:

Investments	134,185,396

Total — representing net assets applicable to outstanding capital stock	$1,118,283,563

Class A

Net assets	$1,118,283,563

Shares outstanding	102,707,341

Net asset value per share	$10.89

The accompanying Notes to Financial Statements are an integral part of this statement.

10	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Statement of Operations

Year Ended March 31, 2013(a)

Net investment income

Income:

Dividends — unaffiliated issuers	$7,086,792

Dividends — affiliated issuers	41,375

Foreign taxes withheld	(53,705)

Total income	7,074,462

Expenses:

Investment management fees	6,230,101

Distribution and/or service fees

Class A	2,267,272

Transfer agent fees

Class A	1,935,278

Administration fees	520,929

Compensation of board members	31,590

Custodian fees	21,010

Printing and postage fees	134,000

Registration fees	85,000

Professional fees	46,510

Chief compliance officer expenses	748

Other	61,367

Total expenses	11,333,805

Fees waived or expenses reimbursed by Investment Manager and its affiliates	(520,356)

Total net expenses	10,813,449

Net investment loss	(3,738,987)

Realized and unrealized gain (loss) — net

Net realized gain (loss) on:

Investments	(32,553,993)

Net realized loss	(32,553,993)

Net change in unrealized appreciation (depreciation) on:
Investments	134,185,396

Net change in unrealized appreciation (depreciation)	134,185,396

Net realized and unrealized gain	101,631,403

Net increase in net assets resulting from operations	$97,892,416

(a)	For the period from April 20, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	11

Columbia Active Portfolios® – Select Large Cap Growth Fund

Statement of Changes in Net Assets

Year Ended March 31, 2013(a)
Operations

Net investment loss	$(3,738,987)

Net realized loss	(32,553,993)

Net change in unrealized appreciation (depreciation)	134,185,396

Net increase in net assets resulting from operations	97,892,416

Increase (decrease) in net assets from capital stock activity	1,020,371,147

Total increase in net assets	1,118,263,563

Net assets at beginning of year	20,000

Net assets at end of year	$1,118,283,563

Accumulated net investment loss	$(1,785,440)

	Year Ended March 31, 2013(a)
	Shares	Dollars ($)
Capital stock activity

Class A shares

Subscriptions	131,956,252	1,306,555,550

Redemptions	(29,250,911)	(286,184,403)

Total net increase	102,705,341	1,020,371,147

(a)	For the period from April 20, 2012 (commencement of operations) to March 31, 2013.

The accompanying Notes to Financial Statements are an integral part of this statement.

12	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Financial Highlights

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any, and is not annualized for periods of less than one year.

Class A	Year Ended March 31, 2013(a)
Per share data
Net asset value, beginning of period	$10.00

Income from investment operations:

Net investment loss	(0.04)

Net realized and unrealized gain	0.93

Total from investment operations	0.89

Net asset value, end of period	$10.89

Total return	8.90%

Ratios to average net assets(b)

Total gross expenses	1.25	%(c)

Total net expenses(d)	1.19	%(c)

Net investment loss	(0.41	%)(c)

Supplemental data

Net assets, end of period (in thousands)	$1,118,284

Portfolio turnover	44%

Notes to Financial Highlights

(a)	For the period from April 20, 2012 (commencement of operations) to March 31, 2013.

(b)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(c)	Annualized.

(d)	Total net expenses include the impact of certain waivers/reimbursements made by the Investment Manager and certain of its affiliates, if applicable.

The accompanying Notes to Financial Statements are an integral part of this statement.

Annual Report 2013	13

Columbia Active Portfolios® – Select Large Cap Growth Fund

Notes to Financial Statements

March 31, 2013

Note 1. Organization

Columbia Active Portfolios® — Select Large Cap Growth Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

On March 14, 2012, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), invested $20,000 in the Class A shares of the Fund, which represented the initial capital for each class at $10.00 per share. Shares of the Fund were first offered to the public on April 20, 2012.

These financial statements cover the period from April 20, 2012 (commencement of operations) to March 31, 2013.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund only offers Class A shares that are available only to certain eligible investors through certain wrap fee programs sponsored and/or managed by Ameriprise Financial or its affiliates.

Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees (the Board). If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security.

The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to

14	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.

Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Recent Accounting Pronouncement

Disclosures about Offsetting Assets and Liabilities

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities and in January 2013, ASU No. 2013-1, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities (collectively, the ASUs). Specifically, the ASUs require an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The ASUs require disclosure of collateral received in connection with the master netting agreements or similar agreements. The disclosure requirements are effective for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement, Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The investment management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.71% to 0.54% as the Fund’s net assets increase. The annualized effective investment management fee rate for the period ended March 31, 2013 was 0.69% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager also serves as the Fund Administrator. The Fund pays the Fund Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.06% to 0.03% as the Fund’s net assets increase. The annualized effective administration fee rate for the period ended March 31, 2013 was 0.06% of the Fund’s average daily net assets.

Other Expenses

Other expenses include offering costs which were incurred prior to the shares of the Fund being offered. Offering costs include, among other things, state registration filing fees and printing costs. The Fund amortizes offering costs over a period of 12 months from the commencement of operations.

Compensation of Board Members

Board members are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund pays its pro-rata share of the expenses associated with

Annual Report 2013	15

Columbia Active Portfolios® – Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).

The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket fees.

For the period ended March 31, 2013, the Fund’s annualized effective transfer agent fee rates as a percentage of average daily net assets for Class A shares was 0.21%.

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions in the Statement of Operations. For the period ended March 31, 2013, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the

Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.25% of the average daily net assets attributable to Class A shares.

Although the Fund may pay a distribution fee up to 0.25% of the Fund’s average daily net assets attributable to Class A shares and a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares, the aggregate fee shall not exceed 0.25% of the Fund’s average daily net assets attributable to Class A shares.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through July 31, 2014, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the annual rate of 1.19% of Class A shares’ average daily net assets.

Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.

At March 31, 2013, these differences are primarily due to differing treatment for capital loss carryforwards,

16	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

deferral/reversal of wash sale losses, Trustees’ deferred compensation, net operating loss reclassification, non-deductible expenses and late-year ordinary losses. To the extent these differences are permanent, reclassifications are made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications. In the Statement of Assets and Liabilities the following reclassifications were made:

Accumulated net investment loss	$1,953,547
Accumulated net realized loss	—
Paid-in capital	(1,953,547)

Net investment loss and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

For the period ended March 31, 2013, there were no distributions.

At March 31, 2013, the components of distributable earnings on a tax basis were as follows:

Accumulated realized loss	$(30,924,446)
Unrealized appreciation	132,555,849

At March 31, 2013, the cost of investments for federal income tax purposes was $982,335,285 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$160,941,045
Unrealized depreciation	(28,385,196)
Net unrealized appreciation	$132,555,849

The following capital loss carryforward, determined at March 31, 2013, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount ($)
Unlimited short-term	30,924,446

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2013, the Fund will elect to treat late-year ordinary losses of $1,755,931 as arising on April 1, 2013.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $1,413,257,425 and $420,869,464, respectively, for the period ended March 31, 2013.

Note 6. Affiliated Money Market Fund

The Fund invests its daily cash balances in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds. The income earned by the Fund from such investments is included as “Dividends — affiliated issuers” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 7. Shareholder Concentration

At March 31, 2013, one unaffiliated shareholder account owned nearly 100% of the outstanding shares of the Fund. The Fund has no knowledge about whether any portion of those shares was owned beneficially by such account. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund.

Note 8. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, as amended, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $500 million. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings during the period ended March 31, 2013.

Note 9. Significant Risks

Consumer Discretionary Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the consumer discretionary sector. The

Annual Report 2013	17

Columbia Active Portfolios® – Select Large Cap Growth Fund

Notes to Financial Statements (continued)

March 31, 2013

Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Health Care Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the health care sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Information Technology Sector Risk

The Fund’s portfolio managers may invest significantly in issuers operating in the information technology sector. The Fund may be more susceptible to the particular risks of this sector than if the Fund were invested in a wider variety of issuers operating in unrelated sectors.

Note 10. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Note 11. Information Regarding Pending and Settled Legal Proceedings

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)) entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

18	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Active Portfolios® — Select Large Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Active Portfolios® — Select Large Cap Growth Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at March 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and transfer agent, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 22, 2013

Annual Report 2013	19

Columbia Active Portfolios® – Select Large Cap Growth Fund

Trustees and Officers

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Rodman L. Drake (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; Chairman (from 2003 to 2010) and CEO (from 2008 to 2010) of Crystal River Capital, Inc. (real estate investment trust); Oversees 52; Jackson Hewitt Tax Service Inc. (tax preparation services) from 2004 to 2011; Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider) from 2005 to 2010; Celgene Corporation (global biotechnology company); The Helios Funds and Brookfield Funds (closed-end funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009
Douglas A. Hacker (Born 1955) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 52; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd. (container leasing)
Janet Langford Kelly (Born 1957) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel — Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods) from September 2003 to March 2004. Oversees 52; None
Nancy T. Lukitsh (Born 1956) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Investment Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010. Oversees 52; None
William E. Mayer (Born 1940) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 52; DynaVox Inc. (speech creation); Lee Enterprises (print media); WR Hambrecht + Co. (financial service provider) from 2000 to 2012; BlackRock Kelso Capital Corporation (investment company)
David M. Moffett (Born 1952) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 52; CIT Group Inc. (commercial and consumer finance); eBay Inc. (online trading community); MBIA Inc. (financial service provider); E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services); Genworth Financial, Inc. (financial and insurance products and services); and University of Oklahoma Foundation.
Charles R. Nelson (Born 1942) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)

Retired. Professor Emeritus, University of Washington, since 2011; Professor of Economics, University of Washington from January 1976 to 2011; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington from 1993 to 2011; Adjunct Professor of Statistics, University of Washington from 1980 to 2011; Associate Editor, Journal of Money Credit and Banking from 1993 to

2008; consultant on econometric and statistical matters. Oversees 52; None

John J. Neuhauser (Born 1943) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organizations, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 52; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund (closed-end funds)

20	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Trustees and Officers (continued)

Independent Trustees (continued)
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Patrick J. Simpson (Born 1944) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 52; None
Anne-Lee Verville (Born 1945) c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired. General Manager — Global Education Industry from 1994 to 1997, President — Application Systems Division from 1991 to 1994, Chief Financial Officer — US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology). Oversees 52; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Interested Trustee
Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William F. Truscott (born 1960) 53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2012)	President, Columbia Management Investment Advisers, LLC since February 2012 (previously President, Chairman of the Board and Chief Investment Officer, 2001-April 2010); Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012 and President — U.S. Asset Management and Chief Investment Officer, 2005-April 2010); President and Chief Executive Officer, Ameriprise Certificate Company 2006-August 2012; Director or Chief Executive Officer, Columbia Management Investment Distributors, Inc. since February 2012, (previously Chairman of the Board and Chief Executive Officer, 2006-April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006. Oversees 183; Columbia Funds Board.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Senior Vice President, the Funds’ other officers are:

Officers
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
J. Kevin Connaughton (Born 1964) 225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager — Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.
Michael G. Clarke (Born 1969) 225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Scott R. Plummer (Born 1959) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Senior Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel — Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel — Asset Management, from 2005 to April 2010); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Annual Report 2013	21

Columbia Active Portfolios® – Select Large Cap Growth Fund

Trustees and Officers (continued)

Officers (continued)
Name, Year of Birth and Address	Principal Occupation(s) During the Past Five Years
Thomas P. McGuire (Born 1972) 225 Franklin Street Boston, MA 02110 Chief Compliance Officer (since 2012)	Vice President — Asset Management Compliance, Columbia Management Investment Advisers, LLC since 2010; Chief Compliance Officer, Ameriprise Certificate Company, since September 2010; Compliance Executive, Bank of America, 2005-2010.
Colin Moore (Born 1958) 225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)

Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from

2002 to 2007.

Amy Johnson (Born 1965) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President — Asset Management and Trust Company Services, from 2006 to 2009, and Vice President — Operations and Compliance from 2004 to 2006).
Joseph F. DiMaria (Born 1968) 225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.
Stephen T. Welsh (born 1957) 225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.
Paul D. Pearson (born 1956) 10468 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.
Paul B. Goucher (born 1968) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)

Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since November 2008 and January 2013, respectively (formerly, Chief Counsel from January 2010-January 2013 and Group Counsel from November 2008-January 2010); Director, Managing Director and General Counsel,

J. & W. Seligman & Co. Incorporated, July 2008-November 2008 (previously, Managing Director and

Associate General Counsel, January 2005-July 2008)

Christopher O. Petersen (born 1970) 5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007; officer of Columbia Funds and affiliated funds since 2007.
Michael E. DeFao (born 1968) 225 Franklin Street Boston, MA 02110 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel, Bank of America from June 2005 to April 2010.

22	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

Annual Report 2013	23

Columbia Active Portfolios® – Select Large Cap Growth Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

24	Annual Report 2013

Columbia Active Portfolios® – Select Large Cap Growth Fund

Important Information About This Report

Each fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.

The policy of the Board is to vote the proxies of the companies in which each fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiamanagement.com; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how each fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting columbiamanagement.com; or searching the website of the SEC at sec.gov.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund’s Form N-Q is available on the SEC’s website at sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Each fund’s complete schedule of portfolio holdings, as filed on Form N-Q, can also be obtained without charge, upon request, by calling 800.345.6611.

Annual Report 2013	25

Columbia Active Portfolios® – Select Large Cap Growth Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus which contains this and other important information about the Fund, go to columbiamanagement.com. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2013 Columbia Management Investment Advisers, LLC. All rights reserved.

ANN117_03_C01_(05/13)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the three series of the registrant whose reports to stockholders are included in this annual filing. Fee information for fiscal year ended March 31, 2012 also includes fees for three funds that changed their fiscal year end from March 31 to August 31 in 2012.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$69,300	$172,200

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2013 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes and a new fund.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$1,200	$41,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In both fiscal years 2013 and 2012, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2012 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers and for fund accounting and custody conversions.

During the fiscal years ended March 31, 2013 and March 31, 2012, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$7,900	$39,300

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended March 31, 2013 and March 31, 2012, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$115,000	$395,800

In both fiscal years 2013 and 2012, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. As set forth in this Fund Policy, a service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund Officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval.

This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the types of services that the independent accountants will be permitted to perform.

The Fund’s Treasurer or other Fund Officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services with forecasted fees for the annual period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2013 and 2012 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended March 31, 2013 and March 31, 2012 are approximately as follows:

2013	2012
$124,100	$476,900

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)         The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President and Principal Executive Officer

Date	May 22, 2013

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	May 22, 2013